UNITED STATES
SECURITIES & EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Information Required in Proxy Statement

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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CALYPTE BIOMEDICAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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16290 SW Upper Boones Ferry Road, Portland, OR 97224

November 7, 2008

Dear Stockholder:

You are cordially invited to attend our 2008 Annual Meeting of Stockholders on Wednesday, December 10, 2008, at 10:00 a.m. local time, at our principal executive offices located at 16290 SW Upper Boones Ferry Road, Portland, OR 97224.

The Notice of Annual Meeting, Proxy Statement, form of proxy and 2007 Annual Report are included with this letter. The matters listed in the Notice of Annual Meeting are described in detail in the Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I urge you to complete, sign and date the enclosed proxy card and return it in the accompanying envelope as soon as possible so that your stock may be represented at the meeting.

Sincerely, /s/ Donald N. Taylor Donald N. Taylor President and Chief Executive Officer

CALYPTE BIOMEDICAL CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME		Wednesday, December 10, 2008, at 10:00 a.m., local time

PLACE		16290 SW Upper Boones Ferry Road, Portland, Oregon, 97224

ITEMS OF BUSINESS	•	Elect five directors to hold office until the next annual meeting of the stockholders or until their respective successors have been elected and qualified;

	•	Ratify the selection of Odenberg, Ullakko, Muranishi & Co. LLP as our independent registered public accounting firm for the fiscal years ending on December 31, 2008;

	•	Approve an amendment to the 2004 Incentive Plan to increase the number of shares of our common stock available for issuance thereunder from 47,000,000 to 120,000,000;

	•	Approve an amendment to the 2005 Director Incentive Plan to increase the number of shares of our common stock available for issuance thereunder from 18,000,000 to 46,000,000;

	•	Approve an amendment to the Amended and Restated Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of common stock at the ratio of 1:20 and to lower the par value of the common stock to $0.001; and

	•	Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

RECORD DATE PROXY VOTING
You must be a stockholder of record at the close of business on October 17, 2008 to vote at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed.

ADMISSION TO THE ANNUAL MEETING
If you plan to attend the Annual Meeting and you are a stockholder of record (your shares are in your name and not held in a brokerage account), you must bring photo identification with you to the meeting.

If you plan to attend the Annual Meeting and your shares are held in “street name” (your shares are held in a brokerage account), you must provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to the record date, a copy of the voting instruction card provided by your broker, or similar evidence of ownership. You will not be allowed to attend the Annual Meeting without proof of share ownership and identification.

ADJOURNMENTS AND POSTPONEMENTS
Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

By order of the Board of Directors, /s/ Sandra Holmen Sandra Holmen Corporate Secretary November 7, 2008

16290 SW Upper Boones Ferry Road, Portland, OR 97224

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Calypte Biomedical Corporation for use at our Annual Meeting of Stockholders, to be held on Wednesday, December 10, 2008, at 10:00 a.m. local time at our principal executive offices located at 16290 SW Upper Boones Ferry Road, Portland, Oregon, 97224, and any postponements or adjournments thereof.

This Proxy Statement and enclosed form of proxy will be first sent to stockholders on or about November 7, 2008. References in this Proxy Statement to the “Company,” “we,” “us,” and “our” refer to Calypte Biomedical Corporation.

The Proxy

The persons named as proxyholders were selected by our Board of Directors and are officers of the Company.

The proxyholders will vote all proxies, or record an abstention or withholding, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted as recommended by our Board of Directors as follows:

FOR the election of the directors nominated by the Board of Directors;

FOR the ratification of the selection of Odenberg, Ullakko, Muranishi & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008;

FOR an amendment to our 2004 Incentive Plan to increase the number of shares of our common stock available for issuance thereunder;

FOR an amendment to our 2005 Director Incentive Plan to increase the number of shares of our common stock available for issuance thereunder; and

FOR an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of common stock at the ratio of 1:20 and to decrease the par value of our common stock to $0.001 per share.

We will pay all expenses in connection with the solicitation of the enclosed proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to security owners. In addition to solicitation by mail, certain of our officers, directors and employees (who will receive no extra compensation for their services) may solicit proxies by telephone, fax or in person.

You may revoke your proxy at any time before its exercise by writing to our Corporate Secretary at our principal executive offices as follows:

Corporate Secretary
Calypte Biomedical Corporation
16290 SW Upper Boones Ferry Road
Portland, OR 97224

You may also revoke your proxy by timely delivery of a properly executed, later-dated proxy or by voting in person at the Annual Meeting.

Stockholders with the Same Last Name and Address

We are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address unless they have notified us that they wish to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save printing, postage and administrative expenses, as well as natural resources.

If you received a household mailing this year and you would like to have additional copies mailed to you, please submit your request in writing to our Corporate Secretary at Calypte Biomedical Corporation, 16290 SW Upper Boones Ferry Road, Portland, Oregon 97224, or by calling us at (503) 726-2227.

If you are a stockholder of record (your shares are in your name and not held in a brokerage account) and you would like to opt out of householding for future mailings, please submit your request in writing to our Corporate Secretary at Calypte Biomedical Corporation, 16290 SW Upper Boones Ferry Road, Portland, Oregon 97224, or by calling us at (503) 726-2227. Similarly, you may also contact us if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.

If you hold your stock in “street name,” (your shares are held in a brokerage account), you may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

Vote Confidentiality

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects the voting privacy of our shareholders. Your vote will not be disclosed to anyone, except

•	As required to tabulate and certify the vote;

•	As required by law; and/or

•	If you provide written comments on your proxy card (the proxy card and comments would then be forwarded to us for review).

Voting Securities and Voting Rights

Our only outstanding voting securities are our shares of common stock, of which 439,354,624 shares were outstanding at the close of business on October 17, 2008, the record date. Only stockholders of record at the close of business on October 17, 2008 are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote per share on each matter submitted to the Annual Meeting.

The holders of a majority of the issued and outstanding shares of our common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

The election of directors will be determined by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. With the exception of Proposal 5, the proposed amendment to our Amended and Restated Certificate of Incorporation, all other proposals to come before the stockholders at the Annual Meeting require the approval of a majority of the shares of common stock present at the Annual Meeting. Abstentions as to a particular proposal will have the same effect as votes against such proposal. Broker non-votes will be treated as not voted for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

Proposal 5, the proposal to amend our Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of our issued and outstanding shares of common stock. Thus, abstentions and broker non-votes will have the same effect as votes against the proposal.

Other Business

If any matter not mentioned in this Proxy Statement is properly brought before the Annual Meeting, the proxyholders will vote upon such matters in accordance with their best judgment pursuant to the discretionary authority granted by the proxy. As of the date of this Proxy Statement, our management is not aware, nor has it been notified, of any other matters that may be presented for consideration at the Annual Meeting.

Proposals of Stockholders

If a stockholder would like us to consider including a proposal in our Proxy Statement and form of proxy for our next annual meeting in 2009, the Company’s Corporate Secretary must receive it no later than July 17, 2009, unless the date of our 2009 annual meeting is changed by more than 30 days from December 10, 2009, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. Proposals must be addressed to our Corporate Secretary at Calypte Biomedical Corporation, 16290 SW Upper Boones Ferry Road, Portland, Oregon, 97224.

Our Amended and Restated Bylaws provide that for a stockholder to bring business before our Annual Meeting in 2009 (other than a proposal submitted for inclusion in the Company’s proxy materials), the stockholder must give written notice to our Corporate Secretary by no later than July 17, 2009 (i.e., not less than 120 days prior to the first anniversary of the date on which we first mailed this Proxy Statement to stockholders) , unless the date of our 2009 annual meeting is changed by more than 30 days from December 10, 2009, in which case the proposal must be received a reasonable time before the annual meeting is held. The notice must contain information required by our Bylaws, including a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the annual meeting, the name and address of the stockholder proposing the business, the number of shares of our common stock beneficially owned by the stockholder, any material interest of the stockholder in the business proposed, and other information required to be provided by the stockholder pursuant to the proxy rules of the Securities and Exchange Commission. If a stockholder fails to submit the notice by July 17, 2009, then the proposed business would not be considered at our annual meeting in 2009 due to the shareholder’s failure to comply with our Bylaws. Additionally, in accordance with Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, as amended, management proxyholders intend to use their discretionary voting authority with respect to any stockholder proposal raised at our annual meeting in 2009 as to which the proponent fails to notify us on or before July 17, 2009. Notifications must be addressed to our Corporate Secretary at Calypte Biomedical Corporation, 16290 SW Upper Boones Ferry Road, Portland, Oregon, 97224. A copy of the full text of the Bylaw provisions relating to our advance notice procedure may be obtained by writing to our Corporate Secretary at that address.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. We have adopted a code of business conduct and ethics for directors, officers (including our principal executive officer and principal financial and accounting officer) and employees, known as the Calypte Biomedical Corporation Code of Business Conduct. We have also adopted a Corporate Compliance Policy, Disclosure of Information Policy and Press Release Policy, which, in conjunction with our certificate of incorporation, bylaws and board committee charters, form the framework for our corporate governance. The Calypte Biomedical Corporation Code of Business Conduct is available at http://www.calypte.com. Select “Investors & Media,” then click on “Code of Business Conduct” within “Corporate Governance.” We will post amendments to the Calypte Biomedical Corporation Code of Business Conduct or waivers of the Calypte Biomedical Corporation Code of Business Conduct for directors and executive officers on the same website on which the code is posted.

Stockholders may request free printed copies of the Calypte Biomedical Corporation Code of Conduct and committee charters by sending inquiries to: Corporate Secretary, Calypte Biomedical Corporation, 16290 SW Upper Boones Ferry Road, Portland, OR 97224.

Board of Directors Independence

The board of directors has determined that each of the director nominees standing for election, except Maxim A. Soulimov, who was nominated by, and is an affiliate of, Marr Technologies BV, our largest stockholder, has no relationship which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an “independent director” as defined in the Marketplace Rules of The NASDAQ Stock Market (“NASDAQ”). In determining the independence of our directors, the board of directors has adopted independence standards that mirror the criteria specified by applicable laws and regulations of the SEC and the Marketplace Rules of NASDAQ. In making the determination of the independence of our directors, the board of directors considered all transactions in which Calypte and any director had any interest, including those discussed under “Certain Relationships and Related Party Transactions” below.

Board of Directors Structure and Committee Composition

Since May 2007, our board of directors has consisted of 6 directors. Our board of directors has the following three standing committees: (1) an Audit Committee, (2) a Nominating and Governance Committee, and (3) a Compensation Committee. Each of the committees operates under a written charter adopted by the board of directors. All of the committee charters are available on our web site at http://www.calypte.com. To view the charter for a specific committee, select “Investors & Media” then “Corporate Governance” and then the appropriate committee under “Committee Charters.”

During 2007, the board of directors held nine meetings and acted by written consent two times. With the exception of Mr. Freiman, who participated in 64% of the board meetings and consents, each director attended at least 75% of all board of directors and applicable committee meetings. The committee membership and meetings during 2007 and the function of each of the committees are described below.

Board of Directors	Audit Committee	Nominating and Governance Committee	Compensation Committee
Roger I. Gale
Paul E. Freiman	Chair	Chair	Member
Julius R. Krevans, M.D.	Member	Member	Chair
John J. DiPietro	Member
Maxim A. Soulimov
Adel Karas		Member*

*	Adel Karas joined the Nominating and Governance Committee in September, 2007

Audit Committee

The main function of our Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, is to oversee our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audits of our financial statements. This committee’s responsibilities include:

•	Selecting and hiring our independent auditors.

•	Evaluating the qualifications, independence and performance of our independent auditors.

•	Approving the audit and non-audit services to be performed by our independent auditors.

•	Reviewing the design, implementation, adequacy and effectiveness of our internal controls over financial reporting and our critical accounting policies.

•	Overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters.

•	Reviewing with management any earnings announcements and other public announcements regarding our results of operations.

•	Reviewing regulatory filings with management and our auditors.

•	Preparing any report the SEC requires for inclusion in our annual proxy statement.

During 2007, the Audit Committee held four meetings. Our Audit Committee is currently comprised of Mr. Freiman as Chairman, Mr. DiPietro and Dr. Krevans, each of whom is a non-employee member of our board of directors. Our board of directors has determined that each of the directors serving on our Audit Committee is independent within the meaning of the rules of the SEC and the Marketplace Rules of NASDAQ.

Audit Committee Financial Experts

Our board of directors has determined that Mr. Freiman and Mr. DiPietro are “audit committee financial experts” as defined under the rules of the SEC.

The Audit Committee charter was most recently reviewed on September 10, 2007 and a copy of this charter is attached hereto as Appendix A and is also is available at http://www.calypte.com. Select “Investors & Media” then “Corporate Governance” and then “Audit Committee” under “Committee Charters.” A free printed copy is available to any stockholder who requests it by following the instructions on page 6.

Nominating and Governance Committee

Our Nominating and Governance Committee’s purpose is to assist our board of directors in identifying individuals qualified to become members of our board of directors consistent with criteria set by our board of directors and to develop our corporate governance principles. This committee’s responsibilities include:

•
Evaluating the composition, size, organization and governance of our board of directors and its committees, determining future requirements, and making recommendations regarding future planning, the appointment of directors to our committees and selection of chairs of these committees.

•	Reviewing and recommending to our board of directors director independence determinations made with respect to continuing and prospective directors.

•	Establishing a policy for considering stockholder nominees for election to our board of directors.

•	Recommending ways to enhance communications and relations with our stockholders.

•	Evaluating and recommending candidates for election to our board of directors.

•	Overseeing our board of directors’ performance and self-evaluation process and developing continuing education programs for our directors.

•
Evaluating and recommending to the board of directors termination of service of individual members of the board of directors as appropriate, in accordance with governance principles, for cause or for other proper reasons.

•	Making regular written reports to the board of directors.

•	Reviewing and reexamining the committee’s charter and making recommendations to the board of directors regarding any proposed changes.

•	Reviewing annually the committee’s own performance against responsibilities outlined in its charter and as otherwise established by the board of directors.

During 2007, the Nominating and Governance Committee held one meeting. Our Nominating and Governance Committee consists of Mr. Freiman as Chairman, Dr. Krevans and Mr. Karas, each of whom is a non-employee member of our board of directors. Our board of directors has determined that each of the directors serving on our Nominating and Governance Committee is independent as defined in the Marketplace Rules of NASDAQ.

The charter of the Nominating and Corporate Governance Committee is available at http://www.calypte.com. Select “Investors & Media” then “Corporate Governance” and then “Nominating Committee” under “Committee Charters”. A free printed copy is available to any stockholder who requests it by following the instructions on page 6.

Compensation Committee

The purpose of our Compensation Committee is to review employee compensation policies and programs as well as the compensation of the chief executive officer and other executive officers of Calypte, and recommend to the board of directors a compensation program for outside members of the board of directors. The Compensation Committee may form and delegate authority to subcommittees or, with respect to compensation for employees and consultants who are not Calypte officers for purposes of Section 16 of the Exchange Act, to Calypte officers, in either instance as the Compensation Committee determines appropriate. The Compensation Committee’s responsibilities include:

•	Reviewing plans for the development, retention and replacement of executive officers of Calypte.

•	Annually reviewing executive succession plans.

•	Reviewing executive education and development programs.

•	Reviewing recruitment and retention performance and programs.

•	Reviewing annually with the board of directors the performance of Calypte’s chief executive officer.

•	Reviewing and approving performance goals for Calypte’s executive officers.

•	Evaluating the competitiveness of the compensation of the chief executive officer and the other executive officers, and of Calypte’s overall compensation plan.

•
Reviewing and recommending to the board of directors the approval of all compensation and benefit plans for the chief executive officer and other executive officers of Calypte. In advance of approval of incentive compensation awards or changes to base salary, the committee will review the executive officer’s performance against Calypte’s performance and individual goals.

•	Reviewing and recommending to the board of directors compensation programs for outside directors.

•	Reviewing and approving individual compensation packages of Calypte employees and consultants to the extent such authority is delegated to it from the board of directors.

•
Reviewing and approving the terms of the offer letters, employment agreements, severance agreements, change-in-control agreements, indemnification agreements and other material agreements between Calypte and its executive officers.

•	Reviewing and approving policies and procedures relating to the perquisites and expense accounts of Calypte’s executive officers.

•
Providing oversight of Calypte’s overall compensation plans and benefit programs (including reviewing Calypte’s overall employee compensation philosophy, reviewing the budget and structure of employee variable cash compensation plans, reviewing the budget and structure of employee equity compensation plans and administering Calypte’s stock plans), and making recommendations to the board of directors with respect to improvements to such plans or the adoption of new plans.

•	Monitoring total equity usage for compensation and making recommendations to the board of directors regarding appropriate equity dilution levels.

•
Reporting regularly to the board of directors with respect to (i) those matters that are relevant to the committee’s discharge of its responsibilities and (ii) recommendations that the committee may deem necessary or appropriate.

•	Performing a review and evaluation, at least annually, of the performance of the committee and its members.

During 2007, the Compensation Committee held two meetings. Our Compensation Committee currently consists of Dr. Krevans as Chairman and Mr. Freiman, each of whom is a non-employee member of our board of directors. Each member of our Compensation Committee is an “outside” director as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and a “non-employee” director within the meaning of Rule 16b-3 of the Exchange Act. Our board of directors has determined that each of the directors serving on our Compensation Committee is independent as defined in the Marketplace Rules of NASDAQ.

The charter of the Compensation Committee is available at http://www.calypte.com Select “Investors & Media” then “Corporate Governance” and then “Compensation Committee” under “Committee Charters”. A free printed copy is available to any stockholder who requests it by following the instructions on page 6.

Compensation Committee Interlocks and Insider Participation

Neither member of the Compensation Committee has been an officer or employee of Calypte. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our board of directors or the Compensation Committee.

Executive Sessions

Executive sessions of independent directors are held in connection with each regularly scheduled board of directors meeting and at other times as necessary and are chaired by the Chair of our Audit Committee. The board of directors’ policy is to hold executive sessions without the presence of management, including the chief executive officer, and non-independent directors.

Outside Advisors

Our board of directors and each of its committees may retain outside advisors and consultants of their choosing at our expense. The board of directors need not obtain management’s consent to retain outside advisors.

Communications with the Board of Directors

Stockholders may contact the board of directors about bona fide issues or questions about Calypte by writing the Corporate Secretary at the following address:

Calypte Biomedical Corporation
Attn: Corporate Secretary
16290 SW Upper Boones Ferry Road
Portland, OR 97224

DIRECTOR COMPENSATION

We do not currently compensate our directors in cash for their service as members of our board of directors. We reimburse our directors for their out-of-pocket travel expenses associated with their attendance at board of directors and committee meetings. Additionally, our directors who are not our employees are eligible to receive and have received equity awards under our 2005 Directors Incentive Plan. The Compensation Committee recommends and the board of directors approves the number of non-qualified options to purchase shares of our common stock or other equity incentive awards that will be granted each year to newly-elected and re-elected directors.

Compensation for 2007

The following table sets forth compensation we awarded or paid to persons who served as our Directors during 2007.

					All Other
	Fees Earned or	Stock	Option		Compensation
Name	Paid in Cash ($)	Awards ($)	Awards ($)		($)	Total ($)
(a)	(b)	(c )	(d)		(g)	(h)
Roger I. Gale	$-	$-	$-	(1)	$-	$-
John J. DiPietro	$-	$-	$190,879	(2)	$-	$190,879
Paul E. Freiman	$-	$-	$190,889	(3)	$-	$190,889
Adel Karas	$-	$-	$169,146	(4)	$-	$169,146
Julius R. Krevans, M.D.	$-	$-	$190,889	(5)	$-	$190,889
Maxim A. Soulimov	$-	$-	$190,586	(6)	$-	$190,586

(1) At December 31, 2007, Mr. Gale has outstanding options to purchase an aggregate of 1,050,000 shares of our common stock.
(2) At December 31, 2007, Mr. DiPietro has outstanding options to purchase an aggregate of 3,510,468 shares of our common stock.
(3) At December 31, 2007, Mr. Freiman has outstanding options to purchase an aggregate of 3,512,335 shares of our common stock.
(4) At December 31, 2007, Mr. Karas has outstanding options to purchase an aggregate of 3,000,000 shares of our common stock.
(5) At December 31, 2007, Dr. Krevans has outstanding options to purchase an aggregate of 3,510,668 shares of our common stock.
(6) At December 31, 2007, Mr. Soulimov has outstanding options to purchase an aggregate of 3,400,000 shares of our common stock.

PROPOSALS REQUIRING YOUR APPROVAL

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Directors will be elected at the Annual Meeting to serve until the next annual meeting and until their successors are elected, or until the director’s earlier death, resignation or removal. The Nominating and Governance Committee of the board of directors has nominated the persons whose names are set forth below, all of whom are current directors. In the absence of instructions to the contrary, shares represented by the proxy will be voted for the election of all of these nominees to the board of directors.

The board of directors has no reason to believe that any of the nominees will be unable to serve. However, if any nominee should for any reason be unavailable to serve, the board of directors may reduce the number of directors fixed by our Bylaws, or the proxies may be voted for the election of such other person to the office of director as the board of directors may recommend in place of the nominee. Set forth below is certain information concerning the nominees, including age and principal occupation during at least the last five years, based on data furnished by each nominee.

Roger I. Gale, who has served as the chairman of our board of directors since October 2004, is not standing for re-election to the board of directors.

Name	Age	Calypte Position; Principal Occupation	Director Since
John J. DiPietro	50	Director; Chief Financial Officer, Chronix Biomedical, Inc.	10/99
Paul E. Freiman	74	Director; President and Chief Executive Officer, Neurobiological Technologies, Inc.	12/97
Adel Karas	64	Director, Regional Director, World Agency of Planetary Monitoring & Earthquake Risk Reduction	5/07
Julius R. Krevans, M.D.	84	Director; Retired Chancellor Emeritus, Director of International Medical Services, University of California, San Francisco	3/95
Maxim A. Soulimov	36	Director; Director of Legal Affairs, Global Corporate Ventures, Limited	4/04

John J. DiPietro was elected to our board of directors in October 1999. Since September 2002, he has served as the Chief Financial Officer of Chronix Biomedical Inc, a private biotechnology company. Mr. DiPietro was a member of the Board of Chronix Biomedical from February 2003 through July 2006. From September 1999 to September 2002 he was the Chief Financial Officer and Vice President-Finance and Administration of Tripath Technology, Inc., a semi-conductor manufacturing company. He served as Calypte’s Chief Operating Officer, Vice President of Finance, Chief Financial Officer and Secretary from December 1997 through September 1999. From October 1995 until December 1997, he served as Calypte’s Vice President of Finance, Chief Financial Officer and Secretary. He is a Certified Public Accountant and received his M.B.A. from the University of Chicago, Graduate School of Business and a B.S. in Accounting from Lehigh University.

Paul E. Freiman has served as a member of our board of directors since December 1997. He has served as the President and Chief Executive Officer of Neurobiological Technologies, Inc. since May 1997. In 1995, Mr. Freiman retired from his position as Chairman and Chief Executive Officer of Syntex Corporation, a pharmaceutical company. Mr. Freiman is currently chairman of the board of Penwest Pharmaceuticals Inc. and serves on the board of Neurobiological Technologies, Inc., NeoPharm, Inc. , and NovaBay Pharmaceuticals, Inc. and several private biotechnology companies. He has been chairman of the Pharmaceutical Manufacturers Association of America (PhRMA) and has also chaired a number of key PhRMA committees. Mr. Freiman is also an advisor to Burrill & Co., a San Francisco merchant bank. Mr. Freiman holds a B.S. degree in pharmacy from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy.

Adel Karas has served on our board of directors since May 2007. Since December 2005 Mr. Karas has worked as the Regional Director (Asia, Africa & Middle East) for the World Agency of Planetary Monitoring & Earthquake Risk Reduction (WAPMERR) based in Dubai, United Arab Emirates (UAE).  WAPMERR is involved with disaster management and risk assessments. Prior to his involvement with WAPMERR, in 2003 Mr. Karas co-founded and served as Managing Director of Strategic Energy Investment Group in Dubai. He started this group following his retirement from Petroleum Geo-Services (PGS) in Houston, Texas where he served as Senior Vice President of Business Development for two years before moving to Dubai where he set up and, for the next eight years, served as President of PGS for the Middle East Region.  Mr. Karas served, as well, as the executive vice president for Grant Tensor Geophysical in Houston-Texas and as the president of Tensor Geophysical in Egypt. Mr. Karas attended AinShams University, University of Texas and University of Houston. He holds degrees in Geophysics and Operations Research as well as a Masters Degree in electrical engineering and an MBA.

Julius R. Krevans, M.D. has served on our Board of Directors since March 1995. Dr. Krevans served as Chancellor Emeritus and Director of International Medical Care at University of California at San Francisco from 1993 until his retirement in June 2002. He also served as a Director of Neoprobe Corporation from May 1994 until his retirement in July 2007, serving as Chairman of the Board from February 1999 through July 2007. Dr. Krevans received his M.D. from New York University, College of Medicine and completed a residency in Medicine at Johns Hopkins University School of Medicine.

Maxim A. Soulimov has served on our board of directors since April 2004. Since November 2002, Mr. Soulimov has served as Director of Legal Affairs of Global Corporate Ventures Limited (“GCVL”) of London, a company providing consultancy services to a variety of private investors including Marr and its affiliates. From April 2000 through October 2002, Mr. Soulimov served as in-house legal counsel for Lukoil Europe Limited and Lukoil Europe Holdings Limited, private companies involved in the management of all Lukoil downstream companies outside the Russian Federation. From September 1997 to April 2000, Mr. Soulimov served as Trainee and then as Assistant Solicitor in the London firm of Norton Rose Solicitors. Mr. Soulimov holds a Degree in Modern Languages from Tver State University in Russia and an LLB Law degree from University of Hertfordshire in the United Kingdom. Mr. Soulimov was appointed to our board of directors pursuant to an August 2003 agreement between Calypte and Marr Technologies BV, an affiliate of Calypte owning approximately 17% of our outstanding shares of common stock.

Required Vote

The five nominees receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation

Our board of directors recommends a vote FOR the election to the board of directors of each of the foregoing nominees.

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PROPOSAL NUMBER 2

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the board of directors has selected Odenberg, Ullakko, Muranishi & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008. During 2007, Odenberg, Ullakko, Muranishi & Co. LLP served as our independent registered public accounting firm. See “Independent Public Accountants” on page 36. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Calypte and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Odenberg, Ullakko, Muranishi & Co. LLP are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Required Vote

Ratification of the selection of Odenberg, Ullakko, Muranishi & Co.LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008 requires the affirmative “FOR” vote of a majority of the votes cast on the proposal. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Odenberg, Ullakko, Muranishi & Co.LLP.

Recommendation

Our board of directors recommends a vote FOR the ratification of the selection of Odenberg, Ullakko, Muranishi & Co.LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

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PROPOSAL NUMBER 3

APPROVAL OF AN AMENDMENT TO CALYPTE’S 2004 INCENTIVE PLAN

At the Annual Meeting, the stockholders will be asked to approve an amendment to the Calypte Biomedical Corporation 2004 Incentive Plan (the “2004 Plan”) to increase the maximum number of shares of our common stock that may be issued under the Plan by 73,000,000 shares.

In September 2008, the board of directors adopted, subject to stockholder approval, an amendment to the 2004 Plan to increase the share reserve by 73,000,000 shares of common stock. Our stockholders have previously authorized us to issue under the 2004 Plan up to a total of 47,000,000 shares of common stock, subject to adjustment upon certain changes in our capital structure.

The board of directors believes that to successfully attract and retain the best possible employees, we must continue to offer a competitive equity incentive program. As of October 31, 2008, only 14,668,630 shares of our common stock remained available for future grant of stock awards under the 2004 Plan, a number that the board of directors believes to be insufficient to meet our anticipated needs through the expiration of the 2004 Plan in 2014. Therefore, the board of directors approved, subject to stockholder approval, an amendment to increase the maximum number of shares of common stock issuable under the 2004 Plan by 73,000,000 shares to a total of 120,000,000 shares of our common stock, subject to adjustment upon certain changes in our capital structure.

Summary of the 2004 Plan

The following summary of the 2004 Plan is qualified in its entirety by the specific language of the 2004 Plan as proposed to be amended, which is included in this proxy statement as Appendix B.

General. Our board of directors originally adopted the Plan in March 2004, and it was subsequently approved by our stockholders in June 2004. In March 2005, our board of directors approved, subject to stockholder approval, an amendment and restatement of the Plan to increase to 47,000,0000 shares the number of shares of our common stock authorized for issuance thereunder; to permit awards to employees, consultants and others who provide services to our affiliates thereunder; and to increase the number of shares of our common stock available for delivery as restricted stock and restricted stock units thereunder, which amendment was approved by our stockholders in June 2005. The 2004 Plan permits us to provide several different forms of awards to meet competitive conditions, including incentive stock options, non-qualified stock options, stock appreciation rights, dividend equivalent rights, restricted stock, restricted stock units, other equity-based or equity-related award and incentive awards based on achievement of performance goals (collectively, "awards") to officers, employees (including prospective employees), consultants and others who may perform services for us.

Purpose. The purpose of the 2004 Plan is to attract, retain and motivate our employees (including prospective employees), consultants and others who may perform services for us and employees and consultants of any subsidiary companies, to compensate them for their contributions to the long-term growth and profits of Calypte, and to encourage them to acquire a proprietary interest in our success by providing them with the opportunity to acquire common stock or to receive monetary payments based on the value of the common stock or on our financial performance, or both, on advantageous terms.

Common Stock Available Under the 2004 Plan. Assuming stockholders approve this proposal, a total of 120,000,000 shares of common stock will have been reserved for issuance pursuant to the 2004 Plan. On October 31, 2008, options to purchase a total of 26,062,693 shares of our common stock were outstanding under the 2004 Plan. The outstanding stock options had a weighted average exercise price of $0.114 per share. On October 31, 2008, 14,668,630 shares of our common stock remained available for future issuance under our 2004 Plan.

If an award expires or is terminated or canceled without having been exercised or settled in full, or is forfeited back to or repurchased by us, the terminated portion of the award (or forfeited or repurchased shares subject to the award) will become available for future grant or sale under the 2004 Plan (unless the 2004 Plan has terminated). Shares are not deemed to be issued under the 2004 Plan with respect to any portion of an award that is settled in cash or to the extent such shares are withheld in satisfaction of tax withholding obligations. If there is a forfeiture, expiration, termination, cancellation or settlement for cash of any award granted under the 2004 Plan without the issuance of shares, the shares covered by such forfeited, terminated or canceled award or equal to the number of shares settled, surrendered, withheld or tendered, shall again become available for transfer pursuant to awards under the 2004 Plan.

Administration of the 2004 Plan. The 2004 Plan provides that grants of awards and other determinations under the Plan shall be made by (i) the Compensation Committee of the Board or (ii) the Board (the "Administrator"). To the extent required for awards to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act of the Securities and Exchange Commission, the Compensation Committee will be composed of two or more directors, each of whom is a “non-employee director” within the meaning of Exchange Act Rule 16b-3. To the extent required for compensation realized from awards to be deductible by the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Compensation Committee will be composed of two or more directors, each of whom is an “outside director” within the meaning of Section 162(m) of the Code.

Eligibility. Nonstatutory stock options, restricted stock, stock appreciation rights, performance units, performance shares, restricted stock units and other stock based awards may be granted under the 2004 Plan to our employees, directors, consultants and others who may perform services for us, and employees and consultants of any of our subsidiary corporations. Incentive stock options may be granted only to employees.

Performance Based Compensation. Section 162(m) of the Code limits to $1 million annually the income tax deduction a public corporation may claim for compensation paid to any of its top five executive officers, except in limited circumstances. One such exception is for "performance based compensation," which is defined as compensation paid solely on account of the attainment of one or more performance goals, but only (1) if the goals are determined by a compensation committee of the board of directors comprised of two or more outside directors, (2) the performance goals are disclosed to stockholders and approved by a majority vote before the remuneration is paid, and (3) before the remuneration is paid, the compensation committee certifies that the performance goals and any other material terms were in fact satisfied.

Internal Revenue Service regulations provide that compensation attributable to a stock option or stock appreciation right will be deemed to satisfy the requirement that performance goals be pre-established if the grant of the award is made by a properly appointed compensation committee appointed by the board of directors; the plan under which the award is granted states the maximum number of shares with respect to which options or rights may be granted during a specified period to any employee; and, under the terms of the option or award, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award. In the case of all other types of awards, the performance criteria must be established within 90 days after the commencement of the period of service to which the performance goal relates, and the performance goal must be objective and capable of determination by a third party having knowledge of the relevant facts.

The 2004 Plan includes features intended to permit the Administrator to grant awards to employees that will qualify as performance-based compensation. The 2004 Plan provides that the Administrator may condition exercise of an award on attainment of an objective performance goal or goals based on one or more of the following performance criteria: earnings (either in the aggregate or on a per-share basis), total stockholder return, return on equity, return on capital, net income, cash flow, operating income or profit, gross revenues, economic value added, or strategic business criteria. The levels of performance required with respect to Performance Goals may be expressed in absolute or relative levels.

Types of Awards. Awards may be made under the 2004 Plan in the form of (a) stock options, (b) stock appreciation rights, (c) dividend equivalent rights, (d) restricted stock, (e) restricted stock units, (f) other equity-based or equity-related awards (including, but not limited to, stock bonuses and warrants), and (g) incentive awards.

Stock Options. The 2004 Plan permits the granting of stock options that are either incentive stock options ("ISOs") or nonqualified stock options ("NSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any subsidiary of the Company. The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the 2004 Plan) of a share of common stock at the time the ISO is granted. In the case of an ISO granted to a 10% stockholder, the exercise price for each such ISO share must be no less than 110% of the fair market value of a share of common stock at the time the ISO is granted. If the shares of common stock subject to a participant’s ISO which become exercisable for the first time during any calendar year have a fair market value in excess of $100,000, the options for the excess will be treated as NSOs. The option exercise price for each NSO share must be no less than 85% of the fair market value of a share of common stock at the time of grant.

The exercise price of options granted under the 2004 Plan may be paid in cash or by such other method as the Committee may prescribe. Any taxes required to be withheld must be paid by the participant at the time of exercise. The Company may deduct or withhold from any payment or distribution an amount sufficient to satisfy such withholding obligation. The grantee may elect to have the Company withhold shares of common stock or may tender previously owned shares of common stock to satisfy the withhold obligation. The period of any option will be determined by the Administrator, but no option may be exercised after the expiration of ten years from the date it is granted. Option awards will provide rules covering the time of exercise of an option in case of retirement, death, disability, or other termination of employment.

Stock Appreciation Rights. The 2004 Plan permits the granting of stock appreciation rights in conjunction with all or part of a stock option granted under the 2004 Plan. In the case of a NSO, such rights may be granted either at or after the date of grant of such Option. In the case of an ISO, such rights may be granted only at the date of grant of such Option. Stock appreciation rights will be exercisable only at such time and to the extent that the stock options to which they relate are exercisable. Upon exercise of a stock appreciation right, a participant will receive an amount equal to the product of (a) the excess of the fair market value of one share of common stock over the exercise price per share specified in the related stock option times (b) the number of shares in respect of which the stock appreciation right shall have been exercised, in cash, shares of common stock or both, with the Compensation Committee having the right to determine the form of payment.

Dividend Equivalent Rights. The 2004 Plan permits the Compensation Committee to include in any award a dividend equivalent right entitling the participant to receive amounts equal to all or any portion of the dividends that would be paid on the shares of common stock covered by the award if such shares had been delivered pursuant to the award. The Compensation Committee will determine whether the payment of dividend equivalent rights will be made in cash, in shares of common stock or in another form, whether they shall be conditioned upon the exercise of the award to which they relate, the time at which they shall be made, and such other terms and conditions as the Committee considers appropriate.

Restricted Stock Awards and Restricted Stock Units. The 2004 Plan permits the granting of restricted shares of common stock and restricted stock units in such amounts and subject to such terms and conditions as the Compensation Committee may determine. Upon receipt of restricted shares of common stock, the participant has the rights of a shareholder with respect to the restricted stock, subject to any restrictions and conditions that the Compensation Committee may impose. On the delivery date of a restricted stock unit, the participant receives one share of common stock or cash equal in value to a share of common stock or a combination thereof, as specified by the Compensation Committee.

Other Stock-Based Awards. The 2004 Plan permits the Compensation Committee to grant other types of equity-based or equity-related awards (including the grant or offer for sale of unrestricted shares of common stock) in such amounts and subject to such terms and conditions as the Compensation Committee may determine. Such awards may include the transfer of shares of common stock to participants or payment in cash or otherwise of amounts based on the value of shares of common stock.

Incentive Awards. The 2004 Plan permits the Compensation Committee to grant cash incentive awards in such amounts and subject to the achievement of performance goals and other terms and conditions as the Compensation Committee may determine. Incentive awards will be granted and administered to comply with the requirements of Section 162(m) of the Code. After the applicable performance period has ended, the participant will be entitled to payment based on the level of achievement of the performance goals set by the Compensation Committee. The Compensation Committee shall certify the achievement of the performance goals in writing before the incentive award is settled. At the discretion of the Compensation Committee, the settlement of incentive awards may be in cash, shares of common stock, or in some combination thereof.

Tax Offset Bonuses. The Compensation Committee may grant, as an additional award to a participant receiving another award, the right to receive a cash payment in an amount specified by the Compensation Committee for the purpose of assisting the participant to pay taxes resulting from the award.

Change in Control. The Committee may provide in any award agreement for provisions relating to a "change in control" of the Company, including, without limitation, the acceleration or extension of the exercisability of, or the lapse of restrictions or deemed satisfaction of goals with respect to, any outstanding awards. Unless otherwise provided in a participant’s award agreement, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of the Company with or into any other entity or any transaction in which another person or entity acquires all of the Company’s issued and outstanding common stock, or all, or substantially all, of the Company’s assets, outstanding awards may be assumed or an equivalent award may be substituted by the successor entity or a parent or subsidiary of the successor entity.

Amendment of the 2004 Plan. The Board may from time to time alter, suspend, discontinue, revise, amend or terminate the 2004 Plan in any respect whatsoever, provided, that no such modification of the 2004 Plan shall adversely affect in any material way any award previously granted under the 2004 Plan, without the written consent of the participant who received such award. However, the Board may not amend, without stockholder approval, the 2004 Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder, or pursuant to the Exchange Act or Rule 16b-3.

Term of the 2004 Plan. Unless terminated earlier as provided in the 2004 Plan, the 2004 Plan will expire ten years from its effective date, which is the date on which it was approved by the Company’s stockholders, June 22, 2004.

U.S. Federal Income Tax Information

Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock and Restricted Stock Units. A participant generally will not have taxable income at the time an award of restricted stock and restricted stock units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture (e.g., vested). However, a holder of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award less any amount paid for the shares on the date the award is granted.

Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Our Tax Impact from Awards. We generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our named executive officers. Under Section 162(m) of the Code, the annual compensation paid to named executive officers may not be deductible to the extent it exceeds $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) of the Code are met. These conditions include stockholder approval of the 2004 Plan and setting limits on the number of awards that any individual may receive per year. The 2004 Plan has been designed to permit the Administrator to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, which permits us to continue to receive a federal income tax deduction in connection with such awards.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2004 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Required Vote

Approval of the proposed amendment to the 2004 Plan requires the affirmative “FOR” vote of a majority of the votes cast on the proposal. Unless marked to the contrary, proxies received will be voted “FOR” approval of an amendment to increase the number of shares issuable under the 2004 Plan by 73,000,000 shares.

Recommendation

We believe strongly that the approval of the amendment to the 2004 Plan is essential to our ability to attract and retain personnel. Our employees and consultants are some of our most valuable assets. Stock options and other awards such as those provided under the 2004 Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees and consultants to achieve our goals. For the reasons stated above the stockholders are being asked to approve the amendment to the 2004 Plan.

Our board of directors recommends a vote FOR the approval of an amendment to increase the number of shares issuable under the 2004 Plan by 73,000,000 shares.

If Proposal Number 5 is approved by our stockholders, a vote FOR this proposal will increase the number of shares issuable under the 2004 Plan by 3,650,000, from 2,350,000 shares to 6,000,000 shares. This Proposal Number 3 will not take effect if our stockholders do not also approve Proposal Number 5.

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PROPOSAL NUMBER 4

APPROVAL OF AN AMENDMENT TO CALYPTE’S 2005 DIRECTOR INCENTIVE PLAN

At the Annual Meeting, the stockholders will be asked to approve an amendment to the Calypte Biomedical Corporation 2005 Director Incentive Plan (the “2005 Plan”) to increase the maximum number of shares of our common stock that may be issued under the 2005 Plan by 28,000,000 shares.

In September 2008, the board of directors adopted, subject to stockholder approval, an amendment to the 2005 Plan to increase the share reserve by 28,000,000 shares of our common stock. Our stockholders have previously authorized us to issue up to a total of 18,000,000 shares of common stock under the 2005 Plan, subject to adjustment upon certain changes in our capital structure.

The board of directors believes that in order to successfully attract and retain the best possible outside directors, we must continue to offer a competitive equity incentive program. As of October 31, 2008, only 2,191,598 shares of our common stock remained available for future grant of stock awards under the 2005 Plan, a number that the board of directors believes to be insufficient to meet our anticipated needs through the expiration of the Plan in 2015. Therefore, the board of directors approved, subject to stockholder approval, an amendment to increase the maximum number of shares of common stock issuable under the 2005 Plan by 28,000,000 shares to a total of 46,000,000 shares of our common stock, subject to adjustment upon certain changes in our capital structure.

Summary of the 2005 Plan

The following summary of the 2005 Plan is qualified in its entirety by the specific language of the 2005 Plan as proposed to be amended, which is included in this proxy statement as Appendix C.

General. Our board of directors originally adopted the 2005 Plan in March 2005, and it was subsequently approved by our stockholders in June 2005. The 2005 Plan permits the Company to provide several different forms of awards to meet competitive conditions, including non-qualified stock options, stock appreciation rights, dividend equivalent rights, restricted stock, restricted stock units, other equity-based or equity-related award and incentive awards (collectively, "awards") to outside directors, which are defined as directors who are not employees or greater than 10% stockholders, directly or beneficially, of Calypte or an affiliate of Calypte.

Purpose. The purpose of the 2005 Plan is to attract and retain outside directors for Calypte and our affiliate companies and to encourage their continued service by providing them with the opportunity to acquire common stock or to receive monetary payments based on the value of the common stock or on our financial performance, or both, on advantageous terms.

Common Stock Available Under the 2005 Plan. Assuming stockholders approve this proposal, a total of 46,000,000 shares of common stock will have been reserved for issuance pursuant to the 2005 Plan. On October 31, 2008, options to purchase a total of 15,808,402 shares of our common stock were outstanding under the 2005 Plan. The outstanding stock options had a weighted average exercise price of $0.11 per share. On October 31, 2008, 2,191,598 shares of our common stock remained available for future issuance under the 2005 Plan.

If an award expires or is terminated or canceled without having been exercised or settled in full, or is forfeited back to or repurchased by us, the terminated portion of the award (or forfeited or repurchased shares subject to the award) will become available for future grant or sale under the 2005 Plan (unless the 2005 Plan has terminated). Shares are not deemed to be issued under the 2005 Plan with respect to any portion of an award that is settled in cash or to the extent such shares are withheld in satisfaction of tax withholding obligations. If there is a forfeiture, expiration, termination, cancellation or settlement for cash of any award granted under the 2005 Plan without the issuance of shares, the shares covered by such forfeited, terminated or canceled award or equal to the number of shares settled, surrendered, withheld or tendered, shall again become available for transfer pursuant to awards under the 2005 Plan.

Administration of the 2005 Plan. The 2005 Plan provides that grants of awards and other determinations under the Plan shall be made by (i) the Compensation Committee of the Board or (ii) the Board (the "Administrator"). To the extent required for awards to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act of the Securities and Exchange Commission, the Compensation Committee will be composed of two or more directors, each of whom is a “non-employee director” within the meaning of Exchange Act Rule 16b-3. To the extent required for compensation realized from awards to be deductible by the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Compensation Committee will be composed of two or more directors, each of whom is an “outside director” within the meaning of Section 162(m) of the Code.

Eligibility. Nonstatutory stock options, restricted stock, stock appreciation rights, performance units, performance shares, restricted stock units and other stock based awards may be granted under the 2005 Plan to our and our affiliates’ outside directors.

Types of Awards. Awards may be made under the 2005 Plan in the form of (a) stock options, (b) stock appreciation rights, (c) dividend equivalent rights, (d) restricted stock, (e) restricted stock units, and (f) other equity-based or equity-related awards.

Stock Options. The 2005 Plan permits the granting of stock options that are nonqualified stock options ("NSOs"). The option exercise price for each NSO share must be no less than 85% of the fair market value of a share of common stock at the time of grant.

The exercise price of options granted under the 2005 Plan may be paid in cash or by such other method as the Committee may prescribe. Any taxes required to be withheld must be paid by the participant at the time of exercise. The Company may deduct or withhold from any payment or distribution an amount sufficient to satisfy such withholding obligation. The grantee may elect to have the Company withhold shares of common stock or may tender previously owned shares of common stock to satisfy the withhold obligation. The period of any option will be determined by the Administrator, but no option may be exercised after the expiration of ten years from the date it is granted. Option awards will provide rules covering the time of exercise of an option in case of retirement, death, disability, or other termination of employment.

Stock Appreciation Rights. The 2005 Plan permits the granting of stock appreciation rights in conjunction with all or part of a stock option granted under the 2005 Plan. Such rights may be granted either at or after the date of grant of a NSO. Stock appreciation rights will be exercisable only at such time and to the extent that the stock options to which they relate are exercisable. Upon exercise of a stock appreciation right, a participant will receive an amount equal to the product of (a) the excess of the fair market value of one share of common stock over the exercise price per share specified in the related stock option times (b) the number of shares in respect of which the stock appreciation right shall have been exercised, in cash, shares of common stock or both, with the Compensation Committee having the right to determine the form of payment.

Dividend Equivalent Rights. The 2005 Plan permits the Compensation Committee to include in any award a dividend equivalent right entitling the participant to receive amounts equal to all or any portion of the dividends that would be paid on the shares of common stock covered by the award if such shares had been delivered pursuant to the award. The Compensation Committee will determine whether the payment of dividend equivalent rights will be made in cash, in shares of common stock or in another form, whether they shall be conditioned upon the exercise of the award to which they relate, the time at which they shall be made, and such other terms and conditions as the Committee considers appropriate.

Restricted Stock Awards and Restricted Stock Units. The 2005 Plan permits the granting of restricted shares of common stock and restricted stock units in such amounts and subject to such terms and conditions as the Compensation Committee may determine. Upon receipt of restricted shares of common stock, the participant has the rights of a shareholder with respect to the restricted stock, subject to any restrictions and conditions that the Compensation Committee may impose. On the delivery date of a restricted stock unit, the participant receives one share of common stock or cash equal in value to a share of common stock or a combination thereof, as specified by the Compensation Committee.
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Other Stock-Based Awards. The 2005 Plan permits the Compensation Committee to grant other types of equity-based or equity-related awards (including the grant or offer for sale of unrestricted shares of common stock) in such amounts and subject to such terms and conditions as the Compensation Committee may determine. Such awards may include the transfer of shares of common stock to participants or payment in cash or otherwise of amounts based on the value of shares of common stock.

Tax Offset Bonuses. The Compensation Committee may grant, as an additional award to a participant receiving another award, the right to receive a cash payment in an amount specified by the Compensation Committee for the purpose of assisting the participant to pay taxes resulting from the award.

Change in Control. The Committee may provide in any award agreement for provisions relating to a "change in control" of the Company, including, without limitation, the acceleration or extension of the exercisability of, or the lapse of restrictions with respect to, any outstanding awards. Unless otherwise provided in a participant’s award agreement, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of the Company with or into any other entity or any transaction in which another person or entity acquires all of our issued and outstanding common stock, or all, or substantially all, of our assets, outstanding awards may be assumed or an equivalent award may be substituted by the successor entity or a parent or subsidiary of the successor entity.

Amendment of the 2005 Plan. The Board may from time to time alter, suspend, discontinue, revise, amend or terminate the 2005 Plan in any respect whatsoever, provided, that no such modification of the 2005 Plan shall adversely affect in any material way any award previously granted under the 2005 Plan, without the written consent of the participant who received such award. However, the Board may not amend, without stockholder approval, the 2005 Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder, or pursuant to the Exchange Act or Rule 16b-3.

Term of the 2005 Plan. Unless terminated earlier as provided in the 2005 Plan, the 2005 Plan will expire ten years from its effective date, which is the date on which it was approved by the Company’s stockholders, June 30, 2005.

U.S. Federal Income Tax Information

Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock and Restricted Stock Units. A participant generally will not have taxable income at the time an award of restricted stock and restricted stock units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture (e.g., vested). However, a holder of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award less any amount paid for the shares on the date the award is granted.

Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Our Tax Impact from Awards. We generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option).

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2005 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Required Vote

Approval of the proposed amendment to the 2005 Plan requires the affirmative “FOR” vote of a majority of the votes cast on the proposal. Unless marked to the contrary, proxies received will be voted “FOR” approval of an amendment to increase the number of shares issuable under the 2005 Plan by 28,000,000 shares.

Recommendation

We believe strongly that the approval of the amendment to the 2005 Plan is essential to our ability to attract and retain non-employee directors. Our non-employee directors provide us with valuable guidance. Stock options and other awards such as those provided under the 2005 Plan are vital to our ability to attract and retain outstanding and highly skilled individuals to serve on our board of directors. For the reasons stated above the stockholders are being asked to approve the amendment to the 2005 Plan.

Our board of directors recommends a vote FOR the approval of an amendment to increase the number of shares issuable under the 2005 Plan by 28,000,000 shares.

If Proposal Number 5 is approved by our stockholders, a vote FOR this proposal will increase the number of shares issuable under the 2005 Director Incentive Plan by 1,400,000, from 900,000 shares to 2,300,000 shares. This Proposal Number 4 will not take effect if our stockholders do not also approve Proposal Number 5.

* * * * *

PROPOSAL NUMBER 5

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK BY A RATIO OF 1:20 AND TO LOWER THE PAR VALUE OF THE COMMON STOCK TO $0.001 PER SHARE

At the Annual Meeting, the stockholders will be asked to approve an amendment to the Calypte Biomedical Corporation Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock and to lower the par value of each share of common stock. The form of amendment to our Amended and Restated Certificate of Incorporation is attached as Appendix D to this Proxy Statement (the “Certificate of Amendment”).

On September 22, 2008, our board of directors adopted a resolution declaring the advisability of a reverse stock split of our common stock at a ratio of 1:20 (the “Split”), proposing that our Amended and Restated Certificate of Incorporation be amended to effect the Split and to lower the par value of our common stock from $0.03 to $0.001 per share, and calling for a meeting of our stockholders to consider the proposed Certificate of Amendment. Our authorized shares of preferred stock will not be affected by the Certificate of Amendment.

If approved by the stockholders, the board of directors will cause the Certificate of Amendment to be filed with the Secretary of State of the State of Delaware as soon as practicable. The Split would be effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

Objectives of the Proposed Split

The board of directors’ primary objective in proposing the Split is to increase the number of shares of our authorized but unissued common stock and increase the market price of our common stock and, thereby, facilitate our ability to raise capital to finance our operations through issuances of equity securities and convertible debt. We currently have 800,000,000 shares of common stock authorized, of which approximately 773,987,000 shares are issued and outstanding or are reserved for issuance under current financing arrangements and our two incentive plans.

As disclosed in our periodic reports filed with the Securities and Exchange Commission, we need to raise additional capital to fund our operations and may elect to do so through the issuance of equity or convertible debt in private or public offerings of our securities. The board of directors believes that the Split would facilitate our efforts to raise the capital we require to fund our operations.

The board of directors’ secondary objective in proposing the Split is to provide for additional reserves of shares of common stock for issuance under our two incentive plans. Because we continually try to conserve cash, we use equity issuances as a means to retain and motivate employees and directors and to compensate consultants and other service providers in lieu of paying cash. Due to our financial condition, we seek to minimize the use of cash while obtaining required services. Accordingly, we issue stock options, warrants or grants in consideration for consulting services when possible.

 Factors Considered by the Board of Directors

The board of directors considered the following benefits that could be achieved by the Split. As the Split would reduce the number of shares of our common stock outstanding without reducing the total number of authorized shares of our common stock, after the Split, we would have a larger number of authorized but unissued shares from which to issue additional shares of common stock, or securities convertible or exercisable into shares of common stock, in equity or convertible debt financing transactions. Moreover, an increase in the market price of shares of our common stock caused by the combining of shares in the Split would mitigate the dilutive effect of future equity financings in which we may engage. Additionally, the decrease in the number of shares of common stock outstanding as a consequence of the Split, and the anticipated related increase in the market price of the common stock, could encourage interest in our common stock and possibly promote greater liquidity for our stockholders.

The board of directors considered the following negative factors that could result from the Split. Our stockholders’ liquidity could be adversely affected by the reduced number of shares outstanding after the Split. As such, any increase in the market price of the common stock resulting from the Split may be proportionately less than the decrease in the number of outstanding shares. A post-Split market price that is proportionately lower than the pre-Split market price would cause our market capitalization to decrease from its current level, as the calculation of market capitalization is based on market price multiplied by outstanding shares. The board of directors also considered the negative perception of reverse stock splits held by some investors, analysts and other stock market participants; the stock price of some companies that have effected reverse stock splits has subsequently declined to pre-reverse split levels; and the costs associated with implementing a reverse stock split.

There are many factors that affect the market price of our common stock and our ability to raise capital, such as our financial results, our prospects, market perception of our business, general market conditions and other factors that may be unrelated to the number of shares outstanding. Accordingly, there can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Split, that the market price of our common stock immediately after the Split would be maintained for any period of time or that we will be able to raise additional capital following the Split.

The board of directors believes that our need for additional unissued and unreserved shares of common stock to obtain financing with which to continue our operations outweighs all of the possible negative effects that could result from the Split. We will need to raise additional capital to fund our operations in the near term. If such capital is available to us, it will likely be in the form of an equity or convertible debt financing. At the current market price of our common stock, we do not have sufficient authorized common stock to raise more than a few hundred thousand dollars, which is not sufficient to permit us to execute our business plan and achieve self-sustaining cash flow. By effecting the Split, Calypte will have approximately 761,300,000 shares of authorized but unissued and unreserved shares of common stock available for financing purposes (756,250,000 if the stockholders approve the proposed increases to our 2004 Incentive Plan and 2005 Director Incentive Plan set forth in Proposal No. 3 and Proposal 4, respectively). There can be no assurance that we will be able to find sources of financing, but without the increase in available shares made possible by the Split, it is virtually certain that sufficient financing will not be available to us and that we will be forced to cease our operations.

Impact of the Split on Existing Stockholders

The Split will reduce the number of issued and outstanding shares of common stock from approximately 439.4 million shares to approximately 21.9 million shares and the number of stockholders of record from approximately 12,000 to approximately 9,300. Stockholders who own fewer than 20 shares of our common stock, the amount of the Split ratio, on the effective date of the Split will no longer be stockholders of our company. Stockholders holding more than 20 shares on the effective date of the Split will remain stockholders of our company after the Split. They will receive one share of common stock for each 20 shares of common stock they held immediately before the effective date of the Split, but will only be entitled to receive payment for any fractional shares that would otherwise result from the Split. The shares purchased by Calypte will be cancelled and retired.

As a result of the Split and the adoption of the Certificate of Amendment, our current stockholders will own fewer shares of our common stock, though the percentage ownership for each stockholder will not change. The rights and privileges of the holders of common stock will be unaffected by the Split. If the Split is approved by the stockholders, each outstanding share of our common stock would immediately and automatically be changed, as of the effective date of the Split, into the proportionate number of shares of common stock, and the number of shares of common stock subject to outstanding options and warrants issued by us would be reduced proportionately and the respective exercise prices would be increased proportionately.

The Split will increase the number of authorized and unissued shares of common stock available for future issuance for new financing or other purposes. Following the Split, the board of directors would have the authority, subject to applicable securities laws, to issue such authorized and unissued shares without further stockholder approval, upon such terms and conditions as the board of directors deems appropriate. Although the board of directors has no intention of doing so, the common stock could be issued in such a manner, and pursuant to such terms and conditions, that would make a change of control of Calypte or removal of Calypte’s management more difficult. The Company does not have any plans, proposals or understandings to issue a portion of the additional shares that would be available if the Split were approved and implemented. If, at a later date, the board of directors issues such shares then the ownership interest of current stockholders would be diluted.

Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Split will not affect the registration of our common stock under the Securities Exchange Act of 1934, as amended. The Split is not intended as, and will not have the effect of, a “going private transaction” under Rule 13e-3 of the Securities Exchange Act of 1934, as amended. Following the Split, we will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

If the Split is approved by the requisite vote of the stockholders, stockholders have no right under Delaware law or our Amended and Restated Certificate of Incorporation or By-Laws to dissent from the Split or to dissent from the payment of cash in lieu of issuing fractional shares.

The principal effects of the Split will be that (i) the number of shares of our common stock issued and outstanding will be reduced from approximately 439.4 million shares as of October 31, 2008 to approximately 21.9 million shares, (ii) all outstanding options and warrants entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options or warrants, one-twentieth of the number of shares of common stock which such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the Split, at an exercise price equal to twenty times the exercise price specified before the Split, resulting in the same aggregate price being required to be paid upon exercise thereof immediately preceding the Split; (iii) all outstanding convertible notes and debentures entitling the holders thereof to convert the notes or debentures into shares of our common stock will enable such holders to receive, upon conversion of their notes or debentures, one-twentieth of the number of shares of common stock which such holders would have received upon exercise of their conversion rights immediately preceding the Split, at a conversion price equal to twenty times the conversion price specified before the Split; and (iv) the number of shares currently reserved for issuance pursuant to our 2004 Incentive Plan and 2005 Director Incentive Plan will be reduced to one-twentieth of the number of shares currently included in each such plan.

Accounting Treatment

Although the Split by itself will not affect the par value of our common stock, the Certificate of Amendment will decrease the par value of our common stock from $0.03 to $0.001, which was the original par value of our common stock prior to effecting a reverse stock split in 2003. As a result of the decrease in par value, on the effective date of the Split, the balance attributable to our common stock on our balance sheet will be reduced from its present amount with a corresponding increase to our additional paid-in capital account, resulting in no change in the aggregate amount of our stockholders’ deficit. The per share net loss and the net book value of our common stock will be retroactively increased for each period because there will be fewer shares of common stock outstanding.

Consequences if the Split is not Approved

If the Split is not approved, we will be unable to raise sufficient additional capital through equity or convertible debt financings to continue our operations. As our cash flows from our operating and investing activities are currently not adequate to sustain our operations and it is unlikely that we will be able to fund our operations through other sources, we will likely be unable to continue our operations. We currently estimate that we do not have sufficient capital to fund our operations beyond December 31, 2008.

Additionally, if the Split is not approved, and the stockholders have approved Proposal Number 3 and Proposal Number 4, we will not have sufficient unreserved shares of our common stock to increase the maximum number of shares of our common stock reserved for issuance under the 2004 Incentive Plan and 2005 Director Incentive.

Cash Payment in Lieu of Fractional Shares

No fractional shares of common stock will be issued in connection with the Split. Holders of our common stock who would otherwise receive a fractional share of our common stock as a result of the Split would receive cash in lieu of the fractional share. Our transfer agent, American Stock Transfer & Trust, Inc., will aggregate all fractional shares and sell them as soon as practicable after the effective date of the Split at the then-prevailing prices on the open market on behalf of those holders who would otherwise be entitled to receive a fractional share. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of common stock. After completing such sale, affected stockholders will receive a cash payment from the transfer agent in an amount equal to their pro rata share of the total net proceeds of that sale. No transaction costs will be assessed on this sale, however, the proceeds will be subject to income tax. No interest will be paid for the period of time between the effective date of the Split and the date stockholders receive payment for the cashed-out shares. The payment amount will be paid to the holder by check in accordance with the procedures outlined below.

Procedure for Effecting Split and Exchange of Stock Certificates

We intend to file the Certificate of Amendment with the Secretary of State of the State of Delaware to consummate the Split. The effective date of the Split will be the date the Certificate of Amendment is filed with the Secretary of State of the State of Delaware. As a result, each stockholder or beneficial stockholder on the effective date of the Split will receive one share of common stock for every 20 shares held in such stockholder’s account as of the effective date (and before consummation of the Split).

As soon as practicable after the effective date of the Split, stockholders will be notified that the Split has been effected. Stockholders will receive instructions regarding forwarding stock certificates and receiving payment, and, if applicable, replacement stock certificates. American Stock Transfer & Trust, Inc. will act as exchange agent for purposes of implementing the exchange of stock certificates. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES UNTIL REQUESTED TO DO SO. Stockholders whose shares are held by their stock broker do not need to submit stock certificates for exchange.

We intend to treat stockholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are held of record in their own names, and nominees will be instructed to effect the Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

In general, the Split can be illustrated by the following examples:

Example 1:

Ms. Johnson is a stockholder who holds 18 shares of Common Stock in her account before the Split. In lieu of receiving a fractional share of Common Stock immediately after the Split, Ms. Johnson’s shares will be converted into the right to receive cash. Ms. Johnson would receive the fair value of her pre-Split shares (i.e., the per share fair value multiplied by 18 shares). If Ms. Johnson wants to continue her investment in Calypte, Ms. Johnson can buy additional shares of our common stock before consummation of the Split so that the number of shares she owns is at least equal to or more than the amount of the Split ratio (i.e., equal to or more than 20 shares). Ms. Johnson would have to act far enough in advance of the Split so that the purchase is completed and the additional shares are credited in her account by the effective date of the Split.

Example 2:

Mr. Richards has two separate accounts. As of the effective date of the Split, he holds 14 shares of common stock in one account and 16 shares of common stock in the other. Mr. Richards will receive cash payments equal to the cash-out price of his common stock in each account instead of receiving fractional shares. Mr. Richards would receive two checks (one for the per share fair value multiplied by 14 shares and the second for the per share fair value multiplied by 16). If Mr. Richards wants to continue his investment in the Company, he can consolidate or transfer his two accounts before the effective date of the Split into an account with at least a number of shares equal to or more than the amount of the Split ratio (i.e., equal to or more than 20 shares). Alternatively, he can buy a sufficient number of additional shares for each account, and hold them in his respective accounts. He would have to act far enough in advance of the Split so that the consolidation or the purchase is completed by the effective date of the Split.

Example 3:

Mr. Graves holds 10 shares of common stock in street name in a brokerage account as of the effective date of the Split. We intend for the Split to treat stockholders holding shares of common stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Split for their beneficial holders. If this occurs, Mr. Graves will receive, through his broker, a check for the fair value of his pre-Split shares (the per share fair value multiplied by 10). However, nominees may have a different procedure and stockholders holding shares of common stock in street name should contact their nominees.

Federal Income Tax Consequences

The following discussion is a summary of the material U.S. federal income tax consequences of the Split.

This summary is based on the provisions of the Internal Revenue Code of 1986 (the “Code”), Treasury regulations promulgated under the Code, administrative rulings, and judicial decisions, all as of the date of this Proxy Statement. These authorities may be changed, possibly with retroactive effect, so as to result in U.S. federal income tax consequences different than those set forth below. This summary is general in nature, and does not purport to address all aspects of the many possible U.S. federal income tax consequences of the Split and is not intended as tax advice for any person.

In particular, and without limiting the forgoing, this summary does not address all aspects of U.S. federal income taxation that may be relevant to particular taxpayers in light of their particular circumstances or to taxpayers subject to special treatment under the Code. For example, this summary does not address the tax consequences to (i) stockholders that are not U.S. citizens or residents, (ii) certain former citizens or long-term residents of the U.S., (ii) financial institutions, (iv) regulated investment companies, (v) grantor trusts, (vi) insurance companies, (vii) tax-exempt organizations, (viii) brokers, dealers or traders in securities or foreign currencies, (ix) persons that have a “functional currency” other than the U.S. dollar, (x) persons subject to the alternative minimum tax, (xi) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, (xii) persons who hold the Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction, (xiii) persons deemed to sell the Common Stock under the constructive sale provisions of the Code, or (xiv) persons who acquired shares of Common Stock in compensatory transactions. In addition, if a partnership holds Common Stock, the tax treatment of a partner generally will depend on the status of the partner and upon the activities of the partnership. Accordingly, partnerships which hold the Common Stock and partners in such partnerships should consult their respective tax advisors. Furthermore, this summary does not address any aspect of foreign, state, local or other tax laws, or any U.S. tax laws (such as estate or gift tax) other than U.S. federal income tax laws.

No ruling will be obtained from the Internal Revenue Service (“IRS”) or otherwise with respect to the U.S. federal income tax consequences of the Split to our stockholders or to us. We have not received an opinion of counsel with respect to such consequences, either. We cannot assure you that the IRS will not assert, or that a court will not sustain, a position contrary to any aspect of this summary.

YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES OF THE ACQUISITION, EXCHANGE, OWNERSHIP AND DISPOSITION OF THE COMMON STOCK ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX RULES OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

Consequences to Calypte

The Split is designed to constitute a reorganization as described in Section 368(a)(1)(E) of the Code. Accordingly, we will not recognize taxable income, gain or loss in connection with the Split.

Consequences to Stockholders

The differences in tax consequences to the stockholders do not depend on whether a stockholder is an affiliate of Calypte or an unaffiliated stockholder. Neither the differences in tax consequences between stockholders who hold at least 20 shares of pre-Split common stock and stockholders who own fewer than 20 shares of pre-Split common stock nor the differences in tax consequences between the stockholders and Calypte were reasons for us to undertake the Split in this form at this time.

The U.S. federal income tax consequences of the Split to our stockholders will differ depending on the percentage of shares of common stock owned and, in some cases, constructively owned by such stockholders both before and after the Split, and on whether such stockholders receive cash in redemption of their fractional shares of common stock.

Stockholders Who Do Not Receive Cash in the Split

A stockholder who owns at least 20 shares of pre-Split common stock and who receives shares of post-Split common stock in the transaction and who does not receive any cash in the Split, will not recognize gain or loss or dividend income as a result of the Split. The tax basis and holding period of such stockholder in shares of pre-Split common stock will carry over as the tax basis and holding period of such stockholder's shares of post-Split common stock, as adjusted for the Split.

Stockholders Who Receive Cash in the Split

A stockholder who receives cash in the Split generally will recognize gain (but not loss) in an amount generally equal to the lesser of (i) the amount of cash received in connection with the Split, and (ii) the amount, if any, by which the sum of the cash and the fair market value of the shares of post-Split common stock received in the Split exceed the holder's adjusted tax basis in his, her or its shares of pre-Split common stock.

Gain recognized in connection with the Split generally will be capital gain (assuming that the redeemed shares are a capital asset in the hands of the redeeming stockholder), unless the receipt of cash by the stockholder has the effect of a distribution of a dividend, in which case the gain will be treated: (i) first, as a taxable dividend to the extent of his, her or its ratable share of the undistributed earnings and profits of Calypte, if any; and (ii) second, as gain from the sale or exchange of property. The determination of whether gain recognized by a stockholder will have the effect of a distribution of a dividend is determined by examining the facts and circumstances surrounding the distribution and looking to the principles for determining dividend equivalency developed under Section 356(a)(2) and other provisions of the Code.

A stockholder who receives both cash and post-Split common stock in the Split will have an aggregate tax basis in the post-Split common stock received in the Split equal to the aggregate adjusted tax basis in such stockholder’s pre-Split common stock, reduced by the amount of any cash received by the stockholder in the Split, and increased by the amount of gain (including the portion of any gain that is treated as a dividend) recognized by the stockholder in the Split. The holding period of the shares of post-Split common stock will include the holding period of the stockholder's shares of pre-Split common stock.

Stockholders Who Only Receive Cash in the Split

A stockholder who owns fewer than 20 shares of pre-Split common stock will receive only cash in the Split, the tax treatment of which will depend on whether the constructive ownership rules described below are applicable. In general, if such constructive ownership rules do not apply, the stockholder will be required to recognize gain or loss for U.S. federal income tax purposes equal to the difference between the amount of cash the stockholder received for the fractional shares of common stock and the stockholder’s adjusted tax basis in the fractional shares redeemed. The gain or loss will be long term or short term depending on the stockholder’s holding period of the common stock redeemed in the Split. Such gain or loss generally will be a long-term capital gain or loss if, at the effective date of the Split, the shares were held for more than one year and were held as a capital asset by such stockholder. On the other hand, if such constructive ownership rules apply, the stockholder may be required to treat any cash received as dividend income under the rules of the Code, rather than as gain or loss from a sale or exchange, as more fully described below under the caption “Treatment of Cash as a Dividend to a Stockholder.”

As indicated above, amounts treated as gain from the sale or exchange of redeemed fractional shares will be capital gain if such shares are a capital asset in the hands of the redeeming stockholder. Amounts treated as a taxable dividend may be treated as qualified dividend income, taxable at the capital gains rate. Further, a corporate stockholder (other than an S corporation) may be allowed a “dividends received” deduction subject to applicable limitations and other special rules.

Treatment of Cash as a Dividend to a Stockholder

In general, the determination of whether the gain recognized will be treated as capital gain (assuming the redeemed fractional shares are a capital asset) or dividend income to a stockholder depends on whether and to what extent the Split reduces a stockholder's deemed percentage stock ownership interest in Calypte and upon such stockholder's particular circumstances. A redemption of fractional shares from a stockholder as part of the Split will be treated as a sale or exchange of the redeemed shares if:

• the Split results in a “complete termination” of such stockholder's interest in Calypte within the meaning of the Code;

• the receipt of cash is “substantially disproportionate” with respect to the stockholder within the meaning of the Code; or

• the receipt of cash is “not essentially equivalent to a dividend” with respect to the stockholder within the meaning of the Code.

These three concepts are applied by taking into account shares that a stockholder constructively owns pursuant to Section 318 of the Code. Under the constructive ownership rules of Section 318 of the Code, a stockholder is deemed to constructively own shares owned by certain related individuals and entities in which the stockholder has an interest in addition to shares directly owned by the stockholder. For example, an individual stockholder is considered to own shares owned by or for his or her spouse and his or her children, grandchildren and parents (“family attribution”). In addition, a stockholder is considered to own a proportionate number of shares owned by estates or certain trusts in which the stockholder has a beneficial interest, by partnerships in which the stockholder is a partner, and by corporations in which 50% or more in value of the stock is owned directly or indirectly by or for such stockholder. Similarly, shares directly or indirectly owned by beneficiaries of estates or certain trusts, by partners of partnerships and, under certain circumstances, by stockholders of corporations may be considered owned by these entities (“entity attribution”). A stockholder is also deemed to own shares which the stockholder has the right to acquire by exercise of an option or by conversion or exchange of a security. Constructively owned shares may be reattributed to another taxpayer. For example, shares attributed to one taxpayer as a result of entity attribution may be attributed from that taxpayer to another taxpayer through family attribution.

A stockholder who receives cash in the Split and does not constructively own any shares of post-Split common stock will have such stockholder’s interest in Calypte completely terminated by the Split and will, therefore, receive sale or exchange treatment on the stockholder’s pre-Split common stock. That is, such a stockholder will recognize gain or loss equal to the difference between the cash payment and the stockholder's aggregate tax basis for the stockholder’s shares of pre-Split Common Stock.

A stockholder who receives cash in the Split and would only constructively own shares of post-Split common stock as a result of family attribution may be able to avoid constructive ownership of the shares of post-Split common stock by waiving family attribution and, thus, be treated as having had his or her interest in Calypte completely terminated by the Split. Among other things, waiving family attribution requires (i) that the stockholder (A) have no interest in Calypte (including as an officer, director, employee or stockholder) other than an interest as a creditor and (B) does not acquire any such interest during the ten-year period immediately following the Split other than stock acquired by bequest or inheritance and (ii) including an election to waive family attribution in the stockholder's tax return for the year in which the Split occurs.

A stockholder who constructively owns common stock (i.e., one who does not or cannot waive attribution) will not have a “complete termination” of his, her or its interest in Calypte. Therefore, such a stockholder must apply the other two concepts (i.e., the “substantially disproportionate” and “not essentially equivalent to a dividend” concepts) to determine whether their redemption of fractional shares in the Split may qualify for sale or exchange treatment.

Such a stockholder who receives cash in the Split and immediately after the Split constructively owns shares of post-Split common stock must compare (i) his, her or its percentage ownership immediately before the Split (i.e., the number of voting shares actually or constructively owned by him, her or it immediately before the Split divided by the number of voting shares outstanding immediately before the Split) with (ii) his, her or its percentage ownership immediately after the Split (i.e., the number of voting shares constructively owned by him, her or it immediately after the Split divided by the number of voting shares outstanding immediately after the Split).

If the stockholder's post-Split deemed ownership percentage is less than 80% of the stockholder's pre-Split deemed ownership percentage, and immediately after the deemed redemption the stockholder owns less than 50% of the total combined voting power of all classes of stock entitled to vote, the receipt of cash is “substantially disproportionate” with respect to the stockholder, and the stockholder will, therefore, receive sale or exchange treatment on the portion of his, her or its shares of pre-Split common stock exchanged for cash in lieu of fractional shares.

If the receipt of cash by a stockholder fails to constitute a sale or exchange under the “substantially disproportionate” or the “complete termination” measures, the receipt of cash may constitute a sale or exchange if it is “not essentially equivalent to a dividend.” Whether a transaction is “not essentially equivalent to a dividend” with respect to a stockholder will depend on that stockholder's particular circumstances. The receipt of cash by a stockholder will be “not essentially equivalent to a dividend” if the transaction results in a “meaningful” reduction of the stockholder's proportionate interest in Calypte.

In all other cases, cash in lieu of fractional shares received by a stockholder who immediately after the Split constructively owns shares of post-Split common stock will be treated: (i) first, as a taxable dividend to the extent of allocable earnings and profits, if any; (ii) second, as a tax-free return of capital to the extent of the stockholder's tax basis in his, her or its shares of common stock; and (iii) finally, as gain from the sale or exchange of the shares.

Backup Tax Withholding

We are required to furnish to the holders of common stock, other than corporations and other exempt holders, and to the IRS, information with respect to dividends paid on the common stock.

Stockholders may be subject to backup withholding at the rate of 28% with respect to proceeds received from a disposition of the fractional shares of common stock. Certain holders (including, among others, corporations and certain tax-exempt organizations) are generally not subject to backup withholding. Stockholders will be subject to backup withholding if they are not otherwise exempt and they (a) fail to furnish their taxpayer identification number (“TIN”), which, for an individual, is ordinarily his or her social security number; (b) furnish an incorrect TIN; (c) are notified by the IRS that they have failed to properly report payments of interest or dividends; or (d) fail to certify, under penalties of perjury, that they have furnished a correct TIN and that the IRS has not notified them that they are subject to backup withholding. Backup withholding is not an additional tax but, rather, is a method of tax collection. Stockholders generally will be entitled to credit any amounts withheld under the backup withholding rules against their U.S. federal income tax liability provided that the required information is furnished to the IRS in a timely manner.

Tax matters are complicated and the tax consequences of the Split to each stockholder will depend on the facts of that stockholder’s situation. Stockholders should consult with their tax advisors for a full understanding of the tax consequences of the Split.

Required Vote

Approval of the Certificate of Amendment requires the affirmative “FOR” vote of a majority of our issued and outstanding shares of common stock on the proposal. Unless marked to the contrary, proxies received will be voted “FOR” approval of the Certificate of Amendment.

Recommendation

We believe strongly that the approval of the Certificate of Amendment is essential to our continued operations. Increasing the reserve of authorized but unissued shares of common stock is crucial to our ability to raise capital. If we are unable to raise capital, we will be unable to continue our operations beyond December 31, 2008. For the reasons stated above, the stockholders are being asked to approve the Certificate of Amendment.

Our board of directors recommends a vote FOR the approval of the Certificate of Amendment to effect the Split at a ratio of 1:20.

* * * * *

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table sets forth certain information as of October 31, 2008, to indicate beneficial ownership of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) each director and nominee and each executive officer and former executive officer named in the “Summary Compensation Table” of this Proxy Statement, and (iii) all our current directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Calypte Biomedical Corporation, 16290 S.W. Upper Boones Ferry Road, Portland, Oregon 97224.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as set forth in the footnotes below, we believe, based on information furnished to us, that the persons and entities named in this table have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 439,354,624 shares of common stock outstanding at October 31, 2008. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options, warrants or convertible notes held by that person that are currently exercisable or exercisable within 60 days of October 31, 2008, ignoring, the withholding of shares of common stock to cover applicable taxes. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than one percent is denoted with an asterisk (“*”).

The information provided in the table is based on our records, information filed with the Securities and Exchange Commission and information provided to us, except where otherwise noted.

5% Stockholders, Directors and Officers	Shares Beneficially Owned	% of Total
Marr Technologies BV (1)	128,060,625	25.95
Strawinskylaan 1431
1077XX, Amsterdam
The Netherlands
David Khidasheli (2)	75,000,000	15.61
Sheikh Zayed Road
Fairmont Building, # 3104
Dubai, United Arab Emirates
Mohamed Yousif Ahmed Saleh Sulaiman (3)	70,000,000	14.64
P.O. Box 19533
Sharjah, United Arab Emirates
Mohamed Ahmed (4)	55,000,000	11.91
P.O. Box 33280
Dubai, United Arab Emirates
Ahmed Abdalla Deemas Alsuwaidi (5)	50,000,000	10.98
P.O. Box 681
Sharjah, United Arab Emirates
SF Capital Partners Ltd. (6)	28,444,520	6.09
3600 South Lake Drive
St. Francis, WI 53235
Roger I. Gale (7)	30,206,411	6.60
Richard D. Brounstein (8)	5,769,231	1.30
606 Bella Vista Court Fremont, CA 94539
John J. DiPietro (9)	2,557,977	*
Jerrold D. Dotson (10)	2,826,377	*
Paul E. Freiman (11)	2,559,501	*
Theodore R. Gwin (12)	500,000	*
Adel Karas (13)	2,300,000	*
Julius R. Krevans, M.D.(14)	2,558,301	*
Ronald L. Mink (15)	1,943,584	*
Maxim A. Soulimov (16)	2,450,000	*
All current directors and executive officers as a group (8 persons)	46,575,774	9.85

(1)
Based on the most recently available Schedule 13D/A filed with the Securities and Exchange Commission on March 20, 2008. Includes 23,495,829 shares of common stock issuable upon conversion of convertible promissory notes with an aggregate face value of $3,709,054, including accrued interest thereon at the rate of 8% per annum through December 3, 2008, which are convertible into shares of common stock at a conversion price of $0.16 per share through December 3, 2008. After December 3, 2008, the conversion price will revert to $0.30 per share, and these convertible promissory notes, and accrued interest thereon, will be convertible into 12,531,109 shares of common stock. Also includes 30,734,020 shares of common stock that are issuable upon conversion of promissory notes with an aggregate face value of $4,199,857,plus accrued interest thereon at the rate of 7% per annum through December 3, 2008, which are convertible into shares of common stock through December 3, 2008 at a conversion price of $0.16 per share. After December 3, 2008, the promissory notes and interest thereon will not be convertible into common stock. Marat Safin has voting and investment control over shares held by Marr Technologies BV.

(2)	Based on the most recently available Schedule 13G filed with the Securities and Exchange Commission on October 31, 2007. Includes 41,000,000 shares of common stock issuable upon exercise of warrants.

(3)	Based on the most recently available Schedule 13G filed with the Securities and Exchange Commission on November 2, 2007. Includes 38,625,000 shares of common stock issuable upon exercise of warrants.

(4)	Based on the most recently available Schedule 13G filed with the Securities and Exchange Commission on October 30, 2007. Includes 22,625,000 shares of common stock issuable upon exercise of warrants.

(5)	Based on the most recently available Schedule 13G filed with the Securities and Exchange Commission on October 29, 2007. Includes 16,080,000 shares of common stock issuable upon exercise of warrants.

(6)
Based on the most recently available Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008. Includes 6,061,064 shares of common stock issuable upon conversion of convertible promissory notes with an aggregate face value of $1,818,316, including accrued interest thereon at the rate of 8% per annum, at a conversion price of $0.30 per share, and 21,491,666 shares of common stock issuable upon the exercise of warrants. Michael A. Roth and Brian J. Stark possess voting and dispositive power over all of the shares owned by SF Capital Partners Ltd.

(7)	Includes 6,050,000 shares of common stock issuable upon exercise of options and 12,084,136 shares of common stock issuable upon exercise of warrants.

(8)	Includes 4,919,231 shares of common stock issuable upon exercise of warrants.

(9)	Includes 2,557,734 shares of common stock issuable upon exercise of options.

(10)	Includes 2,805,633 shares of common stock issuable upon exercise of options. Mr. Dotson’s employment with Calypte terminated on September 2, 2008.

(11)	Includes 2,559,501 shares of common stock issuable upon exercise of options.

(12)	Includes 500,000 shares of common stock issuable upon exercise of options.

(13)	Includes 2,250,000 shares of common stock issuable upon exercise of options.

(14)	Includes 2,557,834 shares of common stock issuable upon exercise of options.

(15)	Includes 1,941,667 shares of common stock issuable upon exercise of options.

(16)
Includes 2,450,000 shares of common stock issuable upon exercise of options. Mr. Soulimov, an affiliate of Marr Technologies BV, disclaims any direct or indirect beneficial ownership of or pecuniary interest in shares of common stock held by Marr Technologies BV. Mr. Soulimov does not exercise any control over or take part in any investment decisions undertaken by Marr Technologies BV.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports about their ownership of our common stock. Such directors, executive officers and holders of more than 10% of our common stock are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Securities and Exchange Commission regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. We believe that during fiscal year 2007, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, with the exceptions noted below.

•
A late Form 3 report was filed for David Khidasheli on October 31, 2007, to report the purchase of 30,000,000 shares of our common stock and warrants to purchase an additional 45,000,000 shares of our common stock effective March 28, 2007.

•	A late Form 4 report was filed for David Khidasheli on September 18, 2008 to report the exercise of warrants to purchase 2,000,000 shares of our common stock on December 5, 2007.

•
A late Form 3 report was filed for Mohamed Yousif Ahmed Saleh Sulaiman on November 1, 2007, to report the purchase of 28,000,000 shares of our common stock and warrants to purchase an additional 42,000,000 shares of our common stock effective March 28, 2007.

•
A late Form 3 report was filed for Mohamed Ahmed on October 30, 2007, to report the purchase of 22,000,000 shares of our common stock and warrants to purchase an additional 33,000,000 shares of our common stock effective March 28, 2007.

•
A late Form 3 report was filed for Ahmed Abdalla Deemas Alsuwaidi on October 29, 2007, to report the purchase of 20,000,000 shares of our common stock and warrants to purchase an additional 30,000,000 shares of our common stock effective March 28, 2007.

•	A late Form 4 report was filed for Ahmed Abdalla Deemas Alsuwaidi on September 24, 2008 to report the exercise of warrants to purchase 4,000,000 shares of our common stock on December 24, 2007.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The following table sets forth compensation we awarded or paid to persons who served as our Chief Executive Officer and as our other most highly compensated executive officers in 2007, as well as certain former executive officers, as required under Securities and Exchange Commission rules (collectively, the “Named Executive Officers”) for the years ended December 31, 2007 and 2006.

SUMMARY COMPENSATION TABLE

					Stock	Option
Name and Principal Position	Year	Salary ($)		Bonus ($)	Awards ($)	Awards ($)		All Other Compensation		Total ($)
(a)	(b)	(c)		(d)	(e)	(f)(1)		(i)(2)		(j)
Roger I. Gale, Chief Executive	2007	$350,000	(3)	$-	$150,000	$-		$50,515	(4)	$550,515
Officer, President and
Chairman of the Board	2006	$294,141	(5)	$-	$250,000	$-		$37,537	(6)	$581,678
Richard D. Brounstein,	2007	$181,169		$-	$-	$-		$200,000	(8)	$381,169
Executive Vice President (7)	2006	$204,800		$-	$-	$-		$-		$204,800
Theodore R. Gwin, Chief	2007	$7,692		$-	$-	$39,700	(10)	$40,734	(11)	$88,126
Financial Officer (9)	2006	$200,000		$-	$-	$-		$-		$200,000
Ronald W. Mink,	2007	$226,135		$-	$-	$-		$-		$226,135
Chief Scientific Officer	2006	$200,000		$-	$-	$-		$-		$200,000
Jerrold D. Dotson,	2007	$184,615		$-	$-	$-		$15,000	(12)	$199,615
Vice President-Finance

(1)
The assumptions used to derive the fair value of the stock option award noted in this column are discussed in Footnote 11 to the Consolidated Financial Statements included in Item 8 of our Form 10-K filed with the Securities and Exchange Commission on March 31, 2008.

(2)	Does not include the value of perquisites and other personal benefits that do not aggregate at least $10,000 in each fiscal year for each Named Executive Officer.

(3)
This amount reflects Mr. Gale’s total annual salary entitlement for fiscal year 2007. Mr. Gale elected to receive $309,615 in cash and to forego $40,385 and instead receive shares of common stock and warrants to purchase shares of common stock on the same terms and conditions as the investors in our March 28, 2007 private placement. As indicated in notes (4), (5) and (6), Mr. Gale elected to forego cash payment of other amounts of compensation earned in 2006 and 2007 and instead receive shares of our common stock and warrants. In aggregate, Mr. Gale received 8,271,870 shares of our common stock valued at $0.0.052 per share, a 12-month warrant to purchase 8,271,870 shares of our common stock at the exercise price of $0.08 per share and an 18-month warrant to purchase 4,135,935 shares of our common stock at the exercise price of $0.11 per share based on an aggregate investment of $430,137, including the compensation amounts described in this table. Mr. Gale’s aggregate investment also includes the repayment of $90,000, plus accrued interest, of loans made to us by Mr. Gale in 2006 and 2007 and a $100,000 advance he made to us on November 16, 2006.

(4)
This amount represents perquisites and other personal benefits paid to Mr. Gale under his employment agreement, including, without limitation, $36,000 for his housing allowance and $9,600 for his automobile allowance, of which he elected to forego cash in the aggregate amount of $10,523 and receive shares of common stock and warrants to purchase shares of common stock on the same terms and conditions as the investors in our March 28, 2007 private placement. See note (3) above for the details of this stock and warrant compensation.

(5)
This amount reflects Mr. Gale’s total annual salary entitlement for fiscal year 2006. Mr. Gale received $105,000 in cash and elected to forego $15,000 and instead receive 77,934 shares of our common stock. The remaining $174,141 was accrued but not paid to Mr. Gale during fiscal year 2006. In March 2007, Mr. Gale elected to forego cash payment of the accrued salary amount and to instead receive shares of our common stock and warrants to purchase shares of our common stock on the same terms and conditions as the investors in our March 28, 2007 private placement. See note (3) above for the details of this stock and warrant compensation.

(6)
This amount includes $24,310 for Mr. Gale’s relocation expenses from Great Britain to Oregon, $10,442 accrued, but not paid, for Mr. Gale’s housing allowance and $2,785 accrued, but not paid, for Mr. Gale’s automobile allowance. In March 2007, Mr. Gale elected to forego cash payment of the aggregate $13,227 accrued amounts and to instead receive shares of our common stock and warrants to purchase shares of our common stock on the same terms and conditions as the investors in our March 28, 2007 private placement. See note (3) above for the details of this stock and warrant compensation.

(7)	Mr. Brounstein’s employment terminated in November 2007.

(8)
This represents the amount accrued with respect to Mr. Brounstein as severance pursuant to the constructive termination of his employment agreement in July 2005. In March 2007, Mr. Brounstein elected to forego his severance cash compensation and instead to receive shares of common stock and warrants to purchase shares of common stock on the same terms and conditions as the investors in our March 28, 2007 private placement. Mr. Brounstein received 3,846,154 shares of our common stock valued at $0.052 per share, a 12-month warrant to purchase 3,846,154 shares of our common stock at the exercise price of $0.08 per share and an 18-month warrant to purchase 1,923,077 shares of our common stock at the exercise price of $0.11 per share.

(9)	Mr. Gwin’s employment terminated in January 2007.

(10)
This amount represents the fair value of an option to purchase 500,000 shares of common stock at an exercise price of $0.03 per share, which was granted to Mr. Gwin as severance. The stock option was granted pursuant to the 2004 Incentive Plan.

(11)	This amount represents accrued vacation benefits of $17,637 and severance of $23,097 paid to Mr. Gwin upon termination of his employment.

(12)	This amount represents amounts paid pursuant to a consulting agreement with Mr. Dotson prior to his employment as Vice President - Finance.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth all outstanding equity awards held by the Named Executive Officers that are outstanding at December 31, 2007.

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options (#)	Options (#)	Exercise Price	Expiration
Name	Exercisable	Unexercisable	($)	Date
(a)	(b)	(c )	(e)	(f)
Roger I Gale	200,000	-	$0.31	1/6/2015
	850,000	-	$0.35	2/9/2015
Ronald W. Mink	1,667	-	$0.32	5/29/2013
	40,000	-	$0.32	5/29/2013
	500,000	-	$0.585	6/22/2014
	25,000	-	$0.38	2/10/2015
Richard D. Brounstein	24,038	-	$0.01	2/16/2008
	83,333	-	$0.32	2/16/2008
	25,000	-	$0.32	2/16/2008
	625,000	-	$0.32	2/16/2008
	1,500,000	-	$0.585	5/23/2008
Theodore R. Gwin	500,000		$0.03	2/1/2017
Jerrold D. Dotson	15,633	-	$0.32	5/29/2013
	40,000	-	$0.32	5/29/2013
	1,000,000	-	$0.585	6/22/2014

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2007 about shares of our common stock which may be issued upon the exercise of options, warrants and rights granted to employees, consultants or members of our Board of Directors under all of our equity compensation plans, which include our 2004 Incentive Plan, our 2005 Director Incentive Plan, our 2000 Equity Incentive Plan, our 1995 Director Option Plan and our 1991 Incentive Stock Plan. All of our equity compensation plans have been approved by our stockholders.

Equity Plan Summary
Plan Category	Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Securities Remaining Available for Future Issuances Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders (1)	31,863,354	$0.331	31,514,743

Equity Compensation Plans Not Approved by Security Holders	-	-	-
Total	31,863,354	$0.331	31,514,743

(1)	.These plans consist of our 2004 Incentive Plan, 2005 Director Incentive Plan, 2000 Equity Incentive Plan, 1995 Director Option Plan and 1991 Incentive Stock Plan.
(2)	The weighted average exercise price is calculated based solely on outstanding options.

INDEPENDENT PUBLIC ACCOUNTANTS

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed to us for the audit and other services provided by Odenberg, Ullakko, Muranishi & Co. LLP during the years ended December 31, 2007 and 2006:

	2007	2006
Audit fees	$203,085	$176,882
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-

Audit Fees consist of fees invoiced in 2007 and 2006 for the audits of our annual financial statements for 2007 and 2006; fees for the quarterly review of the statements for the quarters ended March 31, June 30, and September 30, 2007 and 2006, as well as fees for consultation regarding accounting issues and their impact on or presentation in our financial statements; and fees for the review of registration statements and the issuance of related consents. Odenberg, Ullakko, Muranishi & Co. LLP did not provide any audit-related or tax related services to us.

Pre-Approval of Audit and Non-Audit Services

All audit and non-audit services provided by Odenberg, Ullakko, Muranishi & Co. LLP to us must be pre-approved by our Audit Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee (the “Committee”) of the board of directors is comprised entirely of independent directors who meet the independence requirements of the Securities and Exchange Commission. The Committee operates pursuant to a charter that is available on the Investor Relations section of our website at http://www.calypte.com. To view the charter, select “Investors & Media” then “Corporate Governance” and then “Audit Committee” under “Committee Charters.”

The Committee oversees Calypte’s financial reporting process on behalf of the board of directors. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal controls over financial reporting and its annual assessment. Calypte’s independent auditors are responsible for expressing an opinion as to the conformity of Calypte’s consolidated financial statements with generally accepted accounting principles.

In performing its responsibilities, the Committee has reviewed and discussed, with management and the independent auditors, the audited consolidated financial statements in Calypte’s Annual Report on Form 10-K for the year ended December 31, 2007. The Audit Committee has also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication With Those Charged With Governance.” Pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, the Committee received written disclosures and the letter from the independent auditors, and discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Committee recommended to the board of directors that the audited consolidated financial statements be included in Calypte’s Annual Report on Form 10-K for the year ended December 31, 2007.

AUDIT COMMITTEE
Paul E. Freiman, Chair
John J. DiPietro
Julius R. Krevans, M.D.

Notwithstanding anything to the contrary in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, this report shall not be deemed to be incorporated by reference into any such filing.

* * * * *

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In March 2007, we extended the maturity of promissory notes we issued to Marr Technologies BV under our 2005 credit facility with Marr Technologies BV. In December 2007, we granted to Marr Technologies BV the right to convert all current and future promissory notes issued under the credit facility into shares of our common stock at a conversion price of $0.16 per share for a one year period, expiring in December 2008. We did this as an inducement to Marr Technologies BV to exercise all of its then-outstanding warrants. As of December 31, 2007, we had outstanding promissory notes in the aggregate principal amount of $4,200,000 and accrued interest thereon of $443,000 under the credit facility.

In March 2007, we extended the due date on an aggregate of $4,983,000 of secured convertible notes issued in April 2005 and all secured convertible notes we will subsequently issue as interest payments through the notes’ maturity on April 3, 2009. In March 2007, Marr Technologies BV held $3,223,000 of these secured convertible notes.

In December 2007, we granted Marr Technologies BV the right to convert all of its secured convertible notes into shares of common stock at a conversion price of $0.16 per share for a one-year period, expiring in December 2008. The secured convertible notes originally had a conversion price of $0.30 per share. We did this as an inducement to Marr Technologies BV to exercise all of its then-outstanding warrants. As of December 31, 2007, Marr held an aggregate of $3,422,000 of secured convertible notes, including notes issued as interest, in addition to an aggregate of $4,643,000 in promissory notes and accrued interest discussed above.

In 2007 and 2006, in exchange for loans in the aggregate principal amount of $96,300 made to us by Roger I. Gale, we issued to him promissory notes for the repayment of the loans at the interest rate of 8% per annum. In November 2006, Mr. Gale also advanced to us $100,000 for his anticipated participation in a future equity financing. In 2007, we repaid $6,300 to Mr. Gale. Mr. Gale participated in our March 2007 private placement in the amount of approximately $430,000, which included the $100,000 advance, and $330,000 which consisted of the cancellation of our obligations to him under the promissory notes, the cancellation of his right to receive certain accrued but unpaid compensation under his initial consulting contract with us and his subsequent employment agreement with us. Mr. Gale participated in the March 2007 private placement on the same terms as the outside investors in that private placement.

Richard D. Brounstein participated in the March 2007 private placement by canceling our obligation to pay him $200,000 of accrued, but unpaid, severance. Mr. Brounstein participated in the private placement on the same terms as the outside investors.

In February 2007, in consideration for a loan of $65,000 from an employee, we issued to the employee a secured promissory note for the principal amount of the loan at an interest rate of 12% per annum. We used the proceeds of the loan to purchase materials to produce our BED incidence test. The note was secured by a purchase money security interest in the tests produced. We repaid the promissory note and accrued interest in May 2007.

By order of the Board of Directors,

/s/ Donald N. Taylor

Donald N. Taylor
President and Chief Executive Officer

Portland, Oregon
November 7, 2008

CALYPTE BIOMEDICAL CORPORATION
16290 SW UPPER BOONES FERRY ROAD
PORTLAND, OREGON 97224

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints DONALD N. TAYLOR and SANDRA HOLMEN, and each of them, with full power of substitution, as the proxy or proxies of the undersigned to vote all shares of Common Stock of Calypte Biomedical Corporation which the undersigned is entitled to vote at the annual meeting of stockholders of Calypte Biomedical Corporation to be held at the Company’s headquarters offices located at 16290 SW Upper Boones Ferry Road, Portland, Oregon 97224 on December 10, 2008, at 10:00 a.m. local time, and at any adjournments or postponements thereof, with all powers that the undersigned would have if personally present thereat:

(CONTINUED ON OTHER SIDE)

/*\ FOLD AND DETACH HERE /*\

Please mark your votes as this	☒

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

		FOR all nominees (except as marked to the contrary below)		WITHHOLD AUTHORITY to vote for all nominees listed below
1.	Election of Directors John J. DiPietro; Paul Freiman; Adel Karas; Julius R. Krevans, M.D.; and Maxim A. Soulimov. (The Board of Directors recommends a vote FOR.)	☐		☐

This proxy will be voted in the election of directors in the manner described in the proxy statement for the 2008 annual meeting of stockholders. (INSTRUCTION: To withhold authority to vote for one or more individual nominees, write such name or names in the space provided to the right.)

2.
Proposal to ratify the selection of Odenberg Ullakko Muranishi & Co. LLP as the Company’s independent public accounting firm to audit the Company’s financial statements for the year ended December 31, 2008.
(The Board of Directors recommends a vote FOR.)
		FOR ☐	AGAINST ☐	ABSTAIN ☐

3.
Proposal to amend the 2004 Incentive Plan to increase from 47,000,000 shares to 120,000,000 shares on the current basis (from 2,350,000 to 6,000,000 shares subject to the approval of Proposal 5) the number of shares of Common Stock reserved for issuance thereunder.
(The Board of Directors recommends a vote FOR.)
		FOR ☐	AGAINST ☐	ABSTAIN ☐

4.
Proposal to amend the 2005 Director Incentive Plan to increase from 18,000,000 shares to 46,000,000 shares on the current basis (from 900,000 to 2,300,000 shares subject to the approval of Proposal 5) the number of shares of Common Stock reserved for issuance thereunder.
(The Board of Directors recommends a vote FOR.)
		FOR ☐	AGAINST ☐	ABSTAIN ☐

5.
Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to implement a reverse stock split of the Company’s issued and outstanding common stock in the ratio of 1:20 and to reduce the par value of the common stock to $0.001 per share, to be effected as soon as practicable following approval of this proposal.
(The Board of Directors recommends a vote FOR.)
		FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder_____________________ Signature if held jointly___________________ Dated:________, 2008

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person.

APPENDIX A

CALYPTE BIOMEDICAL CORPORATION
AUDIT COMMITTEE CHARTER
AS REVIEWED SEPTEMBER 10, 2007

INTRODUCTION

The Audit Committee of the Board of Directors assists the Board of Directors of Calypte Biomedical Corporation (the “Company”) in fulfilling its oversight responsibilities relating to the integrity of the financial statements, compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of the independent auditor, and such other duties as directed by the Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditor.

STRUCTURE AND ORGANIZATION

1. The committee will be composed solely of directors who have the necessary experience and are independent of the management of the Company and are free of any relationship that may interfere with their exercise of independent judgment as a committee member, all in accordance with United States Security Exchange Commission (“SEC) and American Stock Exchange requirements.

2. The committee will consist of at least three members of the Board of Directors. Committee members and the committee chair serve at the pleasure of the Board of Directors. All members must be or become financially literate, at least one member must have accounting or related financial management expertise, and at least one member must be an "audit committee financial expert" as defined by SEC rules.

3. A committee member invited to sit on another public Company's audit committee must notify the committee. The committee must determine whether or not the committee member's service on another Company's audit committee impairs the directors' ability to serve on the Company's committee.

4. The committee will meet at least four times a year, on a quarterly basis, or more frequently as circumstances require. A majority of the committee members shall be present to constitute a quorum for the transaction of the committee’s business. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary. Meetings may be in person or by video or telephone conference if necessary.

5. The committee is expected to maintain free and open communication with management and the independent auditor.

6. The committee has the authority to investigate any matter brought to its attention and to retain independent legal, accounting or other advisors for this purpose if determined appropriate, in its sole judgment. The Company will provide funding for that purpose as determined by the committee.

The committee's responsibilities include:

GENERAL RESPONSIBILITIES

1. Meet at least quarterly with the independent auditor and management in separate sessions to discuss any matters that the committee or these groups believe should be discussed privately with the committee. Provide sufficient opportunity for the independent auditor to meet with others in the Company as appropriate.

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2. Regularly report to the Board of Directors on committee matters.

3. Review and reassess the adequacy of this Charter annually and propose to the Board of Directors any changes to the Charter.

4. Set policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

5. Prepare a report of the committee in accordance with SEC requirements to be included in the Company's annual proxy statement.

RESPONSIBILITIES RELATED TO THE INDEPENDENT AUDITOR

1. Retain and, where appropriate, terminate the independent auditor. On an annual basis, approve the compensation of the independent auditor, and evaluate the performance of the independent auditor. The independent auditor reports directly to the committee.

2. Review with the independent auditor and management the audit plan of the independent auditor for the current year and the following year.

3. Establish a policy with respect to the evaluation and approval of audit and permitted non-audit services and related fees, to be performed by the independent auditor.

4. On an annual basis, discuss and consider the independent auditor's written affirmation that the auditor is in fact independent. Obtain a formal written statement from the independent auditor delineating all relationships between the Company and the independent auditor, actively engage in dialogue regarding disclosed relationships or services which may impact the objectivity and independence of the independent auditor, and take or recommend that the Board of Directors take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence. The committee will evaluate the qualifications, performance and independence of the independent auditor and present its conclusions to the Board of Directors.

5. At the committee's discretion, arrange for the independent auditor to be available to the full Board of Directors to help provide a basis for the Board of Directors' approval of the independent auditor's appointment.

6. Review with the independent auditor the matters relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

RESPONSIBILITIES FOR OVERSIGHT OF THE QUALITY AND INTEGRITY OF ACCOUNTING, AUDITING AND REPORTING PRACTICES OF THE COMPANY

1. Discuss the annual and quarterly financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," with management and the independent auditor prior to filing. The committee should meet and discuss each quarterly earnings announcement, as well as financial information and earnings guidance provided to analysts, with management (and the independent auditor, if desired) prior to release. The discussion may be done generally, and may include the types of information to be disclosed and the types of presentations to be made. These discussions should cover the quality (not just the acceptability) of the financial reporting, and such other matters as the committee deems appropriate.

2. Review with management and the independent auditor critical accounting policies, significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles.

3. As necessary, discuss with management any significant financial risk exposure and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

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4. Review with management and the independent auditor the adequacy and effectiveness of the Company's disclosure controls and procedures, internal controls for financial reporting and computerized information systems controls.

PERIODIC RESPONSIBILITIES

1. Review with management any legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies and compliance programs.

2. Oversee the Company's Corporate Compliance Program and periodically review and suggest to management any necessary improvements in the program. Establish procedures within the Corporate Compliance Program for the (i) receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and (ii) confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters and other matters under the Company's Code of Business Conduct. From time to time, meet with the Company’s Chief Compliance Officer.

3. Act as the Company's Qualified Legal Compliance Committee ("QLCC") for purposes of internal and external attorney reporting under Section 307 of the Sarbanes-Oxley Act of 2002. Establish a procedure for confidential receipt, retention and consideration of any attorney report to the QLCC.

4. Review and approve transactions with the Company involving management and/or members of the Board of Directors and other related party transactions which are not otherwise subject to the approval of the Compensation and Management Development Committee and would require disclosure under SEC rules.

5. Annually assess the committee's performance.

6. Perform such other functions assigned by law, the Company's charter or bylaws, or the Board of Directors.

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APPENDIX B

THE CALYPTE BIOMEDICAL CORPORATION
2004 INCENTIVE PLAN
AMENDED AND RESTATED AS OF SEPTEMBER 22, 2008

ARTICLE I

GENERAL

1.1	Purpose.

The purpose of the Calypte Biomedical Corporation 2004 Incentive Plan is to attract, retain and motivate officers, employees (including prospective employees), consultants and others who may perform services for the Company or an Affiliate, to compensate them for their contributions to the long-term growth and profits of the Company or an Affiliate, and to encourage them to acquire a proprietary interest in the success of the Company or an Affiliate.

1.2	Definitions of Certain Terms.

1.2.1 "Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a Parent or Subsidiary of the Company, director or indirect.

1.2.2 "Award" means an award made pursuant to the Plan.

1.2.3 "Award Agreement" means the written document by which each Award is evidenced.

1.2.4 "Board" means the Board of Directors of Calypte.

1.2.5 "Calypte" means Calypte Biomedical Corporation, a Delaware corporation, and any successor thereto.

1.2.6 "Cause" means the causes set forth in any written employment or services agreement between the Company and the grantee or an Affiliate and the grantee, if any, or, in the absence of such an agreement, means any of the following acts or circumstances: (i) willful destruction by the grantee of Company or Affiliate property having a material value to the Company or an Affiliate; (ii) fraud, embezzlement, theft, or comparable dishonest activity committed by the grantee against the Company or an Affiliate; (iii) the Participant's conviction of or entering a plea of guilty or nolo contendere to any crime constituting a felony or any misdemeanor involving fraud, dishonesty or moral turpitude; (iv) the grantee's breach, neglect, refusal or failure to discharge, in each case in any material respect, his or her duties (other than due to Disability) commensurate with his or her title and function or failure to comply with the lawful directions of the Board; or (v) a willful and knowing material misrepresentation by the grantee to the Board.

1.2.7 "Certificate" means a stock certificate (or other appropriate document or evidence of ownership) representing shares of Common Stock of Calypte.

1.2.8 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings and regulations thereunder.

1.2.9 "Committee" means the Compensation Committee of the Board or any successor thereto or such other committee or subcommittee designated by the Board to administer the Plan in accordance with Section 1.3.

1.2.10 "Common Stock" means common stock of Calypte, par value $0.03 per share.

1.2.11 "Company" means Calypte.

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1.2.12 “Disability” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, a disability within the meaning of Section 22(e)(3) of the Code.

1.2.13 "Employment" means a grantee's performance of services for the Company or an Affiliate, as determined by the Committee. The terms "employ" and "employed" shall have their correlative meanings.

1.2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the applicable rules and regulations thereunder.

1.2.15 "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

1.2.15.1 If the Common Stock is listed on any established stock exchange, the NASDAQ System or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in the Wall Street Journal or any other source the Committee considers reliable.

1.2.15.2 If the Common Stock is not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee, such determination by the Committee to be final, conclusive and binding.

1.2.16 “Grant Notice" means the written notice evidencing certain terms and conditions of an Award. The Grant Notice is part of the Award Agreement.

1.2.17 “Incentive Award” means any Award granted contingently on the achievement of Performance Goals during Performance Periods, expressed in U.S. currency or Common Stock or any combination thereof, intended to qualify as performance-based compensation pursuant to Section 162(m) of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.

1.2.18 "Incentive Stock Option" means an Option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.

1.2.19 “Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

1.2.20 "Option" means an Incentive Stock Option or a Nonqualified Stock Option or both, as the context requires.

1.2.21 “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

1.2.22 "Performance Goals" means objectives for the Company, an Affiliate or any individual grantee established by the Committee with respect to Incentive Awards contingently granted under the Plan. The Performance Goals shall be based on one or more of the following criteria: earnings (either in the aggregate or on a per-share basis), total shareholder return, return on equity, return on capital, net income, cash flow, operating income or profit, gross revenues, economic value added, or strategic business criteria. The levels of performance required with respect to Performance Goals may be expressed in absolute or relative levels.

1.2.23 “Performance Period” means a set time period during which Performance Goals must be met.

1.2.24 "Plan" means the Calypte Biomedical Corporation 2004 Incentive Plan, as described herein and as hereafter amended from time to time.

1.2.25 “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

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1.2.26 “Termination of Employment” occurs on the first day on which a grantee is for any reason no longer providing services to the Company or an Affiliate in the capacity of an employee, officer or consultant.

1.3	Administration.

1.3.1 Subject to Section 1.3.4, the Plan shall be administered by the Board or the Committee, whose members shall serve at the pleasure of the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, all actions relating to Awards to persons subject to Section 16 of the Exchange Act may be taken by the Board or the Committee composed of two or more members, each of whom is a "non-employee director" within the meaning of Exchange Act Rule 16b-3. To the extent required for compensation realized from Awards under the Plan to be deductible by Calypte pursuant to Section 162(m) of the Code, such Awards may be granted by the Committee composed of two or more members, each of whom is an "outside director" within the meaning of Code Section 162(m).

1.3.2 Subject to Section 3.2, the Committee shall have complete control over the administration of the Plan and shall have the authority in its discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and any Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law, (g) amend any outstanding Award Agreement in any respect, including, without limitation, to accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised, waive or amend any goals, restrictions or conditions set forth in such Award Agreement, or impose new goals, restrictions and conditions, or reflect a change in the grantee's circumstances (e.g., a change to part-time employment status), and (h) determine whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Common Stock, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended, (2) shares of Common Stock, other securities, other Awards or other property, and other amounts payable with respect to an Award may be deferred either automatically or at the election of the grantee thereof or of the Committee, (3) loans (whether or not secured by Common Stock) may be extended by the Company or an Affiliate with respect to any Awards and (4) Awards may be settled by Calypte, any of its Affiliates or any of its or their designees.

1.3.3 Actions of the Committee may be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee any of its administrative responsibilities.

1.3.4 No member of the Board or the Committee or any employee of the Company or of an Affiliate shall be liable for any action or determination made in good faith with respect to the Plan or any Award thereunder. Each such person shall be indemnified and held harmless by Calypte against and from any loss, cost, liability, or expense that may be imposed upon or incurred by such person in connection with or resulting from any action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure act under the Plan or any Award Agreement and against and from any and all amounts paid by such person, with Calypte's approval, in settlement thereof, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided that Calypte shall have the right, at its own expense, to assume and defend the same. The foregoing right of indemnification shall not be available to a person to the extent that a final judgment or other final adjudication binding upon such person establishes that the acts or omissions of such person giving rise to the indemnification claim resulted from such person's bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under Calypte's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that Calypte may have to indemnify such persons or hold them harmless.

1.4	Persons Eligible for Awards.

Awards under the Plan may be made to such officers, employees (including prospective employees), consultants and other individuals who may perform services for the Company or for an Affiliate, as the Committee may select.

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1.5	Termination of Employment.

1.5.1 The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 3.1, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Employment. Except as otherwise determined by the Committee, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Employment shall be forfeited.

1.5.2 Awards granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any Affiliates so long as the grantee continues to be an employee or consultant of the Company or any Affiliate, provided, however, if a grantee’s employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall affect the grantee’s rights under any Award granted to such grantee in accordance with the terms of the Plan and the applicable Award Agreement.

1.5.3 Termination for Cause. If a grantee's Employment is terminated for Cause, then all Options and other Awards that remain subject to a risk of forfeiture or which are not otherwise vested held by such grantee shall immediately be terminated and cancelled upon Termination of Employment.

1.5.4 Death, Disability, Termination without Cause. Except as otherwise provided in the applicable Award Agreement, upon the grantee's death, Disability or Termination of Employment for any reason other than for Cause, the grantee:

1.5.4.1 shall forfeit all Awards that have not previously vested or remain subject to a risk of forfeiture;

1.5.4.2 shall have thirty (30) days to exercise the grantee's Awards that are vested on the Termination of Employment if such termination is for any reason other than the grantee's Disability or death; and

1.5.4.3 shall have one (1) year to exercise the grantee's Awards that are vested on the date of Disability or death if the grantee's Termination of Employment is due to the grantee's Disability or death.

1.5.5 Termination after Change in Control. Except as otherwise provided by the Committee or in the applicable Award Agreement, if any grantee’s Employment is terminated by the Company or an Affiliate for any reason other than for Cause within six (6) months after a “change in control” as defined in Section 3.8, then all unvested Awards and other Awards remaining subject to a risk of forfeiture held by such grantee shall become fully vested for exercise upon the Termination of Employment.

1.5.6 Any Awards not exercised within the permissible period of time shall be forfeited by the grantee. Notwithstanding any of the foregoing, the grantee shall not be permitted to exercise any Option at a time beyond the initial option term.

1.6	Types of Awards Under Plan.

Awards may be made under the Plan in the form of (a) Options, (b) stock appreciation rights, (c) dividend equivalent rights, (d) restricted stock, (e) restricted stock units, (f) other equity-based or equity-related Awards which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company or an Affiliate, and (g) Incentive Awards. No Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by Calypte in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code.

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1.7	Shares Available for Awards.

1.7.1 Total shares available. Subject to adjustment pursuant to Section 1.7.2, the total number of shares of Common Stock which may be delivered pursuant to Awards granted under the Plan shall be 120,000,000. If, after the effective date of the Plan, any Award is forfeited or otherwise terminates or is canceled without the delivery of shares of Common Stock, shares of Common Stock are surrendered or withheld from any Award to satisfy a grantee's income tax or other withholding obligations, or shares of Common Stock owned by a grantee are tendered to pay the exercise price of any Award granted under the Plan, then the shares covered by such forfeited, terminated or canceled Award or which are equal to the number of shares surrendered, withheld or tendered shall again become available for transfer pursuant to Awards granted or to be granted under this Plan.

1.7.2 Any shares of Common Stock (a) delivered by Calypte, (b) with respect to which Awards are made by Calypte and (c) with respect to which Calypte becomes obligated to make Awards, in each case through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares of Common Stock available for Awards under this Plan. Shares of Common Stock which may be delivered pursuant to Awards may be authorized but unissued Common Stock or authorized and issued Common Stock held in Calypte's treasury or otherwise acquired for the purposes of the Plan.

1.7.3 Adjustments. The Committee shall have the authority (but shall not be required) to adjust the number of shares of Common Stock authorized pursuant to Section 1.7.1 and to adjust equitably (including, without limitation, by payment of cash) the terms of any outstanding Awards (including, without limitation, the number of shares of Common Stock covered by each outstanding Award, the type of property to which the Award is subject and the exercise or strike price of any Award), in such manner as it deems appropriate to preserve the benefits or potential benefits intended to be made available to grantees of Awards, for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, spinoff, splitup, combination or reclassification of the Common Stock, or any other event the Committee determines in its sole discretion affects the capitalization of Calypte., including any extraordinary dividend or distribution. After any adjustment made pursuant to this Section 1.7, the number of shares of Common Stock subject to each outstanding Award shall be rounded to the nearest whole number.

1.7.4 Except as provided under the terms of any applicable Award Agreement, there shall be no limit on the number or the value of shares of Common Stock that may be subject to Awards to any individual under the Plan.

1.7.5 There shall be no limit on the amount of cash, securities or other property that may be delivered pursuant to any Award.

ARTICLE II

AWARDS UNDER THE PLAN

2.1	Agreements Evidencing Awards.

Each Award granted under the Plan shall be evidenced by a written document which shall contain such provisions and conditions as the Committee deems appropriate. The Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted under this Plan or any award granted under any other plan of the Company or an Affiliate. By accepting an Award pursuant to the Plan, a grantee thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2	No Rights as a Stockholder.

No grantee of an Award shall have any of the rights of a stockholder of Calypte with respect to shares subject to such Award until the delivery of such shares. Except as otherwise provided in Section 1.7.2, no adjustments shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is prior to the date such shares are delivered.

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2.3	Grant of Options.

The Committee may grant Options to purchase shares of Common Stock from Calypte, in such amounts and subject to such terms and conditions as the Committee may determine. The price of an Option under this Plan shall be determined in the sole discretion of the Committee; provided, however, if the Committee designates an Option as an Incentive Stock Option, then such Option shall be granted only to an employee of the Company or an Affiliate, shall have a per share price not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the Option, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or an Affiliate (a “10% Owner”), have a per share price not less than 110% of the Fair Market Value of a share of Common Stock on the date of grant, and shall be for a period of not more than 10 years (five years if the Grantee is a 10% Owner) from the date of grant. Notwithstanding designation as an Incentive Stock Option, if the shares of Common Stock subject to a grantee's Incentive Stock Options (granted under all plans of the Company or an Affiliate), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for the excess will be treated as Nonqualified Stock Options. Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Common Stock will be determined as of the date of grant.

2.4	Stock Appreciation Rights.

The Committee may grant Stock Appreciation Rights in conjunction with all or part of an Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the date of grant of such Option. In the case of an Incentive Stock Option, such rights may be granted only at the date of grant of such Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Option. In either case, the terms and conditions of a Stock Appreciation Right shall be set forth in the Award Agreement for the related Option or an amendment thereto. Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate. Upon exercise of a Stock Appreciation Right, a grantee shall be entitled to receive an amount equal to the product of (a) the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in the related Option times (b) the number of shares in respect of which the Stock Appreciation Right shall have been exercised, in cash, shares of Common Stock or both, with the Committee having the right to determine the form of payment.

2.5	Exercise of Options and Stock Appreciation Rights.

2.5.1 Any acceptance by the Committee of a grantee's written notice of exercise of an Option shall be conditioned upon payment for the shares being purchased. Such payment may be made in cash or by such other method as the Committee may from time to time prescribe.

2.5.2 After receiving payment from the grantee of the full Option exercise price, or after receiving notice from the grantee of the exercise of a stock appreciation right for which payment will be made by Calypte partly or entirely in shares of Common Stock, Calypte shall, subject to the provisions of the Plan or any Award Agreement, deliver the shares of Common Stock.

2.6	Grant of Dividend Equivalent Rights.

The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the grantee to receive amounts equal to all or any portion of the dividends that would be paid on the shares of Common Stock covered by such Award if such shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Calypte until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

2.7	Grant of Restricted Stock.

The Committee may grant or offer for sale restricted shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall determine, including restrictions based upon the achievement of Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals; provided, that such restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Employment due to death, Disability or Termination of Employment by the Company or an Affiliate without Cause. Upon the delivery of restricted shares of Common Stock, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to any restrictions and conditions as the Committee may include in the applicable Award Agreement. In the event that a Certificate is issued in respect of restricted shares of Common Stock, such Certificate may be registered in the name of the grantee but shall be held by Calypte or its designated agent until the time the restrictions lapse.

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2.8	Grant of Restricted Stock Units.

The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee shall determine. A grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Calypte until delivery of shares of Common Stock or cash is made as specified in the applicable Award Agreement. On the delivery date, the grantee of each restricted stock unit not previously forfeited shall receive one share of Common Stock or cash equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.

2.9	Grant of Other Stock-Based Awards.

The Committee may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

2.10	Grant of Incentive Awards.

The Committee may grant Incentive Awards in such amounts and subject to the achievement of Performance Goals during Performance Periods and other terms and conditions as the Committee shall determine. Incentive Awards shall be granted and administered to comply with the requirements of Section 162(m) of the Code. After the applicable Performance Period has ended, the grantee shall be entitled to payment based on the level of achievement of the Performance Goals set by the Committee. The Committee shall certify the achievement of the Performance Goals in writing before the Incentive Award is settled. At the discretion of the Committee, the settlement of Incentive Awards may be in cash, shares of Common Stock, or in some combination thereof, as set forth in the Award Agreement. If a grantee is promoted or demoted during a Performance Period, then, to the extent the Committee determines that the Award, the Performance Goals or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the Performance Goals or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the Performance Goals or the Performance Period.

2.11	Tax Offset Bonuses.

At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the grantee receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the grantee, for the purpose of assisting the grantee to pay the resulting taxes, all as determined by the Committee, and on such other terms and conditions as the Committee shall determine.
ARTICLE III

MISCELLANEOUS

3.1	Date of Adoption and Term of Plan.

The Plan was originally adopted by the Board on March 2, 2004, and made effective as of June 22, 2004. Unless sooner terminated by the Board, the Plan shall terminate on the day before the tenth anniversary of the effective date of the Plan. The Board reserves the right to terminate the Plan at any time; provided, however, that all Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

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3.2	Amendment of the Plan.

3.2.1 The Board may from time to time alter, suspend, discontinue, revise, amend or terminate the Plan in any respect whatsoever, provided, that no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the grantee of such Award, except as otherwise specifically permitted in the Plan or such Award Agreement.

3.2.2 Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment shall be obtained only to the extent necessary to comply with any applicable law, rule or regulation or stock exchange requirement.

3.3	Tax Withholding.

3.3.1 As a condition to the delivery of any shares of Common Stock pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of Calypte or any of its subsidiaries or affiliates relating to an Award (including, without limitation, FICA tax), (a) Calypte may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a grantee whether or not pursuant to the Plan or (b) the Committee shall be entitled to require that the grantee remit cash to Calypte or any of its subsidiaries or affiliates (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of Calypte to satisfy such withholding obligation.

3.3.2 If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, unless the applicable Award Agreement provides otherwise, at the discretion of the Committee, the grantee may satisfy the withholding obligation described under Section 3.3.1 by electing to have Calypte withhold shares of Common Stock (which withholding will be at a rate not in excess of the statutory minimum rate) or by tendering previously owned shares of Common Stock, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules). For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and Calypte may cause any fractional share amount to be settled in cash).

3.4	Required Consents and Legends.

3.4.1 If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of shares of Common Stock or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action being hereinafter referred to as a "plan action"), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing shares delivered pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop order against any legended shares.

3.4.2 The term "consent" as used herein with respect to any plan action includes (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (c) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency and (d) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein shall require Calypte to list, register or qualify the shares of Common Stock on any securities exchange.

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3.5	Nonassignability.

Except to the extent otherwise expressly provided in the applicable Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of (including through the use of any cash-settled instrument) (each such action being hereinafter referred to as an "assignment"), whether voluntarily or involuntarily, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative. Notwithstanding the immediately preceding sentence, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a grantee to transfer any Award to any person or entity that the Committee so determines. Any assignment in violation of the provisions of this Section 3.5 shall be void. All of the terms and conditions of this Plan and the Award Agreements shall be binding upon any such permitted successors and assigns.

3.6	Requirement of Consent and Notification of Election Under Section 83(b) of the Code or Similar Provision.

No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the law of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. If a grantee of an Award, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted under the terms of the Award Agreement or by such Committee action to make any such election and the grantee makes the election, the grantee shall notify the Committee of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

3.7	Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

 If any grantee shall make any disposition of shares of Common Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify Calypte of such disposition within 10 days thereof.

3.8	Change in Control.

3.8.1 The Committee may provide in any Award Agreement for provisions relating to a "change in control" of Calypte (as such term is defined by the Committee in any such Award Agreement), including, without limitation, the acceleration or extension of the exercisability of, or the lapse of restrictions or deemed satisfaction of goals with respect to, any outstanding Awards.

3.8.2 Unless otherwise provided in the applicable Award Agreement, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of Calypte with or into any other entity ("successor entity") or any transaction in which another person or entity acquires all of the issued and outstanding Common Stock of Calypte, or all or substantially all of the assets of Calypte, outstanding Awards may be assumed or an equivalent Award may be substituted by such successor entity or a Parent or Subsidiary of such successor entity.

3.9	Right of Discharge Reserved.

 Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continued Employment by the Company or an Affiliate or affect any right which the Company or an Affiliate may have to terminate such Employment.

3.10	Nature of Payments.

3.10.1 Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan shall be in consideration of services performed or to be performed for the Company or an Affiliate by the grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to an Employee.

3.10.2 All such grants and deliveries shall constitute a special discretionary incentive payment to the grantee and shall not be required to be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or an Affiliate or under any agreement with the grantee, unless the Company or an Affiliate specifically provides otherwise.

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3.11	Non-Uniform Determinations.

The Committee's determinations under the Plan and Award Agreements need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a grantee's Employment has been terminated for purposes of the Plan.

3.12	Other Payments or Awards.

Nothing contained in the Plan shall be deemed in any way to limit or restrict Calypte from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.13	Plan Headings.

The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.14	Governing Law.

ALL RIGHTS AND OBLIGATIONS UNDER THE PLAN AND EACH AWARD AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

3.15	Severability; Entire Agreement.

If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided, that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.16	Waiver of Claims.

Each grantee of an Award recognizes and agrees that prior to being selected by the Committee to receive an Award he or she has no right to any benefits hereunder. Accordingly, in consideration of the grantee's receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, Calypte, or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to this Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement).

3.17	No Third Party Beneficiaries.

Except as expressly provided therein, neither the Plan nor any Award Agreement shall confer on any person other than the Company and the grantee of any Award any rights or remedies thereunder.

3.18	Successors and Assigns of Calypte.

The terms of this Plan shall be binding upon and inure to the benefit of Calypte and its successors and assigns.

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APPENDIX C

THE CALYPTE BIOMEDICAL CORPORATION
2005 DIRECTOR INCENTIVE PLAN

ARTICLE I

GENERAL

1.1	Purpose.

The purpose of the Calypte Biomedical Corporation 2005 Director Incentive Plan is to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company and its Affiliates, to provide additional incentive to the Outside Directors of the Company and its Affiliates to serve as Directors and to encourage their continued service.

1.2	Definitions of Certain Terms.

1.2.1 “Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a Parent or Subsidiary of the Company, direct or indirect.

1.2.2 "Award" means an award made pursuant to the Plan.

1.2.3 "Award Agreement" means the written document by which each Award is evidenced.

1.2.4 "Board" means the Board of Directors of Calypte.

1.2.5 "Calypte" means Calypte Biomedical Corporation, a Delaware corporation, and any successor thereto.

1.2.6 "Certificate" means a stock certificate (or other appropriate document or evidence of ownership) representing shares of Common Stock of Calypte.

1.2.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings and regulations thereunder.

1.2.8 "Committee" means the Compensation Committee of the Board or any successor thereto or such other committee or subcommittee designated by the Board to administer the Plan in accordance with Section 1.3.

1.2.9 "Common Stock" means common stock of Calypte, par value $0.03 per share.

1.2.10 "Company" means Calypte.

1.2.11 "Director" means a member of the Board or of the board of directors of an Affiliate.

1.2.12 “Disability” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, a disability within the meaning of Section 22(e)(3) of the Code.

1.2.13 "Employee" means any person, including officers and Directors employed by the Company or an Affiliate. Neither service as a Director nor payment of a Director's fee by the Company or an Affiliate will be sufficient, in and of itself, to constitute "employment" by the Company or by an Affiliate.

1.2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the applicable rules and regulations thereunder.

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1.2.15 "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

1.2.15.1 If the Common Stock is listed on any established stock exchange, the NASDAQ System or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in the Wall Street Journal or any other source the Committee considers reliable.

1.2.15.2 If the Common Stock is not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee, such determination by the Committee to be final, conclusive and binding.

1.2.16 “Grant Notice" means the written notice evidencing certain terms and conditions of an Award. The Grant Notice is part of the Award Agreement.

1.2.17 “Inside Director” means a Director who is an Employee.

1.2.18 "Option" means a stock option granted pursuant to the Plan.

1.2.19 “Outside Director,” for purposes of this Plan only, means a Director who is not an Employee or a greater than 10% stockholder, directly or beneficially of the Company or an Affiliate.

1.2.20 “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

1.2.21 "Plan" means the Calypte Biomedical Corporation 2005 Director Plan, as described herein and as hereafter amended from time to time.

1.2.22 “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

1.3	Administration.

1.3.1
Subject to Section 1.3.4, the Plan shall be administered by the Board or the Committee, whose members shall serve at the pleasure of the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, all actions relating to Awards to persons subject to Section 16 of the Exchange Act may be taken by the Board or the Committee composed of two or more members, each of whom is a "non-employee director" within the meaning of Exchange Act Rule 16b-3. To the extent required for compensation realized from Awards under the Plan to be deductible by Calypte pursuant to Section 162(m) of the Code, such Awards may be granted by the Committee composed of two or more members, each of whom is an "outside director" within the meaning of Code Section 162(m).

1.3.2
Subject to Section 3.2, the Committee shall have complete control over the administration of the Plan and shall have the authority in its discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and any Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law, (g) amend any outstanding Award Agreement in any respect, including, without limitation, to accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised, waive or amend any goals, restrictions or conditions set forth in such Award Agreement, or impose new goals, restrictions and conditions, or reflect a change in the grantee's circumstances (e.g., a change to part-time employment status), and (h) determine whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Common Stock, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended, (2) shares of Common Stock, other securities, other Awards or other property, and other amounts payable with respect to an Award may be deferred either automatically or at the election of the grantee thereof or of the Committee, (3) loans (whether or not secured by Common Stock) may be extended by the Company or an Affiliate with respect to any Awards and (4) Awards may be settled by Calypte, any of its Affiliates or any of its or their designees.

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1.3.3
Actions of the Committee may be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee any of its administrative responsibilities.

1.3.4
No member of the Board or the Committee or any employee of the Company or of an Affiliate shall be liable for any action or determination made in good faith with respect to the Plan or any Award thereunder. Each such person shall be indemnified and held harmless by Calypte against and from any loss, cost, liability, or expense that may be imposed upon or incurred by such person in connection with or resulting from any action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure act under the Plan or any Award Agreement and against and from any and all amounts paid by such person, with Calypte's approval, in settlement thereof, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided that Calypte shall have the right, at its own expense, to assume and defend the same. The foregoing right of indemnification shall not be available to a person to the extent that a final judgment or other final adjudication binding upon such person establishes that the acts or omissions of such person giving rise to the indemnification claim resulted from such person's bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under Calypte's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that Calypte may have to indemnify such persons or hold them harmless.

1.4	Persons Eligible for Awards.

1.4.1	Awards under the Plan may be made only to Outside Directors.

1.4.2
The Plan shall not confer upon any grantee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to ter-minate the Director's relationship with the Company or with an Affiliate at any time.

1.5	Termination of Continuous Status as a Director.

1.5.1
The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 3.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a termination of grantee’s status as a Director. Except as otherwise determined by the Committee, in the event a grantee's status as a Director terminates (other than upon the grantee's death or Disability), all Options that have not been exercised or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested at the time of such termination shall immediately be terminated and cancelled upon such termination.

1.5.2	Death or Disability. Except as otherwise provided in the applicable Award Agreement, upon the grantee's Disability or death, the grantee:

1.5.2.1 shall forfeit all Awards that have not previously vested or remain subject to a risk of forfeiture; and

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1.5.2.2  shall have one (1) year to exercise the grantee's Awards that are vested on the date of Disability or death if the grantee's status as a Director is due to the grantee's Disability or death.

1.5.3
Termination after Change in Control. Except as otherwise provided by the Committee or in the applicable Award Agreement, if any grantee’s status as a Director is terminated by the Company or an Affiliate for any reason other than the grantee’s Disability or death within six (6) months after a “change in control” as defined in Section 3.9, then all unvested Awards and other Awards remaining subject to a risk of forfeiture held by such grantee shall become fully vested for exercise upon such termination.

1.5.4
Any Awards not exercised within the permissible period of time shall be forfeited by the grantee. Notwithstanding any of the foregoing, the grantee shall not be permitted to exercise any Option at a time beyond the initial option term.

1.5.5
Awards granted under the Plan shall not be affected by any change of service within or among the Company and any Affiliates so long as the grantee continues to be a Director of the Company or any Affiliate, provided, however, if a grantee’s service as a Director by either the Company or an Affiliate should cease (other than to become a Director of an Affiliate or the Company), such termination shall affect the grantee’s rights under any Award granted to such grantee in accordance with the terms of the Plan and the applicable Award Agreement.

1.6	Types of Awards Under Plan.

Awards may be made under the Plan in the form of (a) Options, (b) stock appreciation rights, (c) dividend equivalent rights, (d) restricted stock, (e) restricted stock units, and (f) other equity-based or equity-related Awards which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company or an Affiliate.

1.7	Shares Available for Awards.

1.7.1 Total shares available. Subject to adjustment pursuant to Section 1.7.2, the total number of shares of Common Stock which may be delivered pursuant to Awards granted under the Plan shall be 46,000,000. If, after the effective date of the Plan, any Award is forfeited or otherwise terminated or canceled without the delivery of shares of Common Stock or is settled for cash, any shares of Common Stock are surrendered or withheld from any Award to satisfy a grantee's income tax or other withholding obligations, or any shares of Common Stock owned by a grantee are tendered to pay the exercise price of any Award granted under the Plan, then the shares covered by such forfeited, terminated or canceled Award or which are equal to the number of shares settled, surrendered, withheld or tendered shall again become available for transfer pursuant to Awards granted or to be granted under this Plan.

1.7.2 Any shares of Common Stock (a) delivered by Calypte, (b) with respect to which Awards are made by Calypte and (c) with respect to which Calypte becomes obligated to make Awards, in each case through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares of Common Stock available for Awards under this Plan. Shares of Common Stock which may be delivered pursuant to Awards may be authorized but unissued Common Stock or authorized and issued Common Stock held in Calypte's treasury or otherwise acquired for the purposes of the Plan.

1.7.3 Adjustments. The Committee shall have the authority (but shall not be required) to adjust the number of shares of Common Stock authorized pursuant to Section 1.7.1 and to adjust equitably (including, without limitation, by payment of cash) the terms of any outstanding Awards (including, without limitation, the number of shares of Common Stock covered by each outstanding Award, the type of property to which the Award is subject and the exercise or strike price of any Award), in such manner as it deems appropriate to preserve the benefits or potential benefits intended to be made available to grantees of Awards, for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, spinoff, splitup, combination or reclassification of the Common Stock, or any other event the Committee determines in its sole discretion affects the capitalization of Calypte., including any extraordinary dividend or distribution. After any adjustment made pursuant to this Section 1.7, the number of shares of Common Stock subject to each outstanding Award shall be rounded to the nearest whole number.

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1.7.4 Except as provided under the terms of any applicable Award Agreement, there shall be no limit on the number or the value of shares of Common Stock that may be subject to Awards to any individual under the Plan.

1.7.5 There shall be no limit on the amount of cash, securities or other property that may be delivered pursuant to any Award.

ARTICLE II

AWARDS UNDER THE PLAN

2.1	Agreements Evidencing Awards.

Each Award granted under the Plan shall be evidenced by a written document which shall contain such provisions and conditions as the Committee deems appropriate. The Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted under this Plan or any award granted under any other plan of the Company or an Affiliate. By accepting an Award pursuant to the Plan, a grantee thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2	No Rights as a Stockholder.

No grantee of an Award shall have any of the rights of a stockholder of Calypte with respect to shares subject to such Award until the delivery of such shares. Except as otherwise provided in Section 1.7.2, no adjustments shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is prior to the date such shares are delivered.

2.3	Grant of Options.

The Committee may grant Options to purchase shares of Common Stock from Calypte, in such amounts and subject to such terms and conditions as the Committee may determine. The price of an Option under this Plan shall be determined in the sole discretion of the Committee; provided, however, if the Committee designates an Option as an Incentive Stock Option, then such Option shall be granted only to an employee of the Company or an Affiliate, shall have a per share price not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the Option, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or an Affiliate (a “10% Owner”), have a per share price not less than 110% of the Fair Market Value of a share of Common Stock on the date of grant, and shall be for a period of not more than 10 years (five years if the Grantee is a 10% Owner) from the date of grant. Notwithstanding designation as an Incentive Stock Option, if the shares of Common Stock subject to a grantee's Incentive Stock Options (granted under all plans of the Company or an Affiliate), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for the excess will be treated as Nonqualified Stock Options. Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Common Stock will be determined as of the date of grant.

2.4	Stock Appreciation Rights.

The Committee may grant Stock Appreciation Rights in conjunction with all or part of an Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the date of grant of such Option. In the case of an Incentive Stock Option, such rights may be granted only at the date of grant of such Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Option. In either case, the terms and conditions of a Stock Appreciation Right shall be set forth in the Award Agreement for the related Option or an amendment thereto. Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate. Upon exercise of a Stock Appreciation Right, a grantee shall be entitled to receive an amount equal to the product of (a) the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in the related Option times (b) the number of shares in respect of which the Stock Appreciation Right shall have been exercised, in cash, shares of Common Stock or both, with the Committee having the right to determine the form of payment.

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2.5	Exercise of Options and Stock Appreciation Rights.

2.5.1 Any acceptance by the Committee of a grantee's written notice of exercise of an Option shall be conditioned upon payment for the shares being purchased. Such payment may be made in cash or by such other method as the Committee may from time to time prescribe.

2.5.2 After receiving payment from the grantee of the full Option exercise price, or after receiving notice from the grantee of the exercise of a stock appreciation right for which payment will be made by Calypte partly or entirely in shares of Common Stock, Calypte shall, subject to the provisions of the Plan or any Award Agreement, deliver the shares of Common Stock.

2.6	Grant of Dividend Equivalent Rights.

The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the grantee to receive amounts equal to all or any portion of the dividends that would be paid on the shares of Common Stock covered by such Award if such shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Calypte until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

2.7	Grant of Restricted Stock.

The Committee may grant or offer for sale restricted shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall determine, including restrictions based upon the achievement of Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals; provided, that such restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Employment due to death, Disability or Termination of Employment by the Company or an Affiliate without Cause. Upon the delivery of restricted shares of Common Stock, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to any restrictions and conditions as the Committee may include in the applicable Award Agreement. In the event that a Certificate is issued in respect of restricted shares of Common Stock, such Certificate may be registered in the name of the grantee but shall be held by Calypte or its designated agent until the time the restrictions lapse.

2.8	Grant of Restricted Stock Units.

The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee shall determine. A grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Calypte until delivery of shares of Common Stock or cash is made as specified in the applicable Award Agreement. On the delivery date, the grantee of each restricted stock unit not previously forfeited shall receive one share of Common Stock or cash equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.

2.9	Grant of Other Stock-Based Awards.

The Committee may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

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2.10	Tax Offset Bonuses.

At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the grantee receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the grantee, for the purpose of assisting the grantee to pay the resulting taxes, all as determined by the Committee, and on such other terms and conditions as the Committee shall determine.

ARTICLE III

MISCELLANEOUS

3.1	Date of Adoption and Term of Plan.

The Plan was adopted by the Board on March 7, 2005, and shall be made effective as of such date, subject to the approval of the Plan by the stockholders of Calypte. Unless sooner terminated by the Board, the Plan shall terminate on the day before the tenth anniversary of the effective date of the Plan. The Board reserves the right to terminate the Plan at any time; provided, however, that all Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.2	Amendment of the Plan.

3.2.1 The Board may from time to time alter, suspend, discontinue, revise, amend or terminate the Plan in any respect whatsoever, provided, that no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the grantee of such Award, except as otherwise specifically permitted in the Plan or such Award Agreement.

3.2.2 Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment shall be obtained only to the extent necessary to comply with any applicable law, rule or regulation or stock exchange requirement.

3.3	Stockholder Approval.

The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

3.4	Tax Withholding.

3.4.1 As a condition to the delivery of any shares of Common Stock pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of Calypte or any of its subsidiaries or affiliates relating to an Award (including, without limitation, FICA tax), (a) Calypte may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a grantee whether or not pursuant to the Plan or (b) the Committee shall be entitled to require that the grantee remit cash to Calypte or any of its subsidiaries or affiliates (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of Calypte to satisfy such withholding obligation.

3.4.2 If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, unless the applicable Award Agreement provides otherwise, at the discretion of the Committee, the grantee may satisfy the withholding obligation described under Section 3.4.1 by electing to have Calypte withhold shares of Common Stock (which withholding will be at a rate not in excess of the statutory minimum rate) or by tendering previously owned shares of Common Stock, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules). For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and Calypte may cause any fractional share amount to be settled in cash).

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3.5	Required Consents and Legends.

3.5.1 If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of shares of Common Stock or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action being hereinafter referred to as a "plan action"), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing shares delivered pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop order against any legended shares.

3.5.2 The term "consent" as used herein with respect to any plan action includes (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (c) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency and (d) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein shall require Calypte to list, register or qualify the shares of Common Stock on any securities exchange.

3.6	Nonassignability.

Except to the extent otherwise expressly provided in the applicable Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of (including through the use of any cash-settled instrument) (each such action being hereinafter referred to as an "assignment"), whether voluntarily or involuntarily, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative. Notwithstanding the immediately preceding sentence, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a grantee to transfer any Award to any person or entity that the Committee so determines. Any assignment in violation of the provisions of this Section 3.6 shall be void. All of the terms and conditions of this Plan and the Award Agreements shall be binding upon any such permitted successors and assigns.

3.7	Requirement of Consent and Notification of Election Under Section 83(b) of the Code or Similar Provision.

No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the law of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. If a grantee of an Award, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted under the terms of the Award Agreement or by such Committee action to make any such election and the grantee makes the election, the grantee shall notify the Committee of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

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3.8	Change in Control.

3.8.1 The Committee may provide in any Award Agreement for provisions relating to a "change in control" of Calypte (as such term is defined by the Committee in any such Award Agreement), including, without limitation, the acceleration or extension of the exercisability of, or the lapse of restrictions or deemed satisfaction of goals with respect to, any outstanding Awards.

3.8.2 Unless otherwise provided in the applicable Award Agreement, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of Calypte with or into any other entity ("successor entity") or any transaction in which another person or entity acquires all of the issued and outstanding Common Stock of Calypte, or all or substantially all of the assets of Calypte, outstanding Awards may be assumed or an equivalent Award may be substituted by such successor entity or a Parent or Subsidiary of such successor entity.

3.9	Right of Discharge Reserved.

 Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continued Employment by the Company or an Affiliate or affect any right which the Company or an Affiliate may have to terminate such Employment.

3.10	Nature of Payments.

3.10.1 Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan shall be in consideration of services performed or to be performed for the Company by the grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to an Employee.

3.10.2 All such grants and deliveries shall constitute a special discretionary incentive payment to the grantee and shall not be required to be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the grantee, unless the Company specifically provides otherwise.

3.11	Non-Uniform Determinations.

The Committee's determinations under the Plan and Award Agreements need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a grantee's Employment has been terminated for purposes of the Plan.

3.12	Other Payments or Awards.

Nothing contained in the Plan shall be deemed in any way to limit or restrict Calypte from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.13	Plan Headings.

The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.14	Governing Law.

ALL RIGHTS AND OBLIGATIONS UNDER THE PLAN AND EACH AWARD AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

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3.15	Severability; Entire Agreement.

If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided, that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.16	Waiver of Claims.

Each grantee of an Award recognizes and agrees that prior to being selected by the Committee to receive an Award he or she has no right to any benefits hereunder. Accordingly, in consideration of the grantee's receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, Calypte, or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to this Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement).

3.17	No Third Party Beneficiaries.

Except as expressly provided therein, neither the Plan nor any Award Agreement shall confer on any person other than the Company and the grantee of any Award any rights or remedies thereunder.

3.18	Successors and Assigns of Calypte.

The terms of this Plan shall be binding upon and inure to the benefit of Calypte and its successors and assigns.

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APPENDIX D
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CALYPTE BIOMEDICAL CORPORATION

CALYPTE BIOMEDICAL CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That at a meeting of the Board of Directors of CALYPTE BIOMEDICAL CORPORATION resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that such amendment be considered at the 2008 annual meeting of the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that each 20 shares of the Common Stock, par value $0.03 per share, of the corporation issued and outstanding as of 5:00 p.m. Pacific Standard Time on the date this Certificate of Amendment of the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”) shall be reclassified as and changed into one (1) share of Common Stock, par value $0.001 per share, of the corporation, without any action by the holders thereof. Each stockholder who, immediately prior to the Effective Time, owns a number of shares of Common Stock which is not evenly divisible by 20 shall, with respect to such fractional interest, be entitled to receive from this corporation cash in an amount equal to such stockholder’s pro rata share of the total net proceeds of the aggregation of all fractional shares which will be sold as soon as practicable after the Effective Time at the then-prevailing stock prices of the Common Stock on the open market, which sale will be conducted by this corporation’s transfer agent.”

RESOLVED FURTHER, that the Amended and Restated Certificate of Incorporation of the corporation be amended by changing the Article thereof numbered “IV” so that, as amended, said Article shall be and read as follows:

“ARTICLE IV:

The corporation is authorized to issue two classes of shares of stock to be designated, respectively, Common Stock, $0.001 par value, and Preferred Stock, $0.001 par value. The total number of shares that the corporation is authorized to issue is 805,000,000 shares. The number of shares of Common Stock authorized is 800,000,000. The number of shares of Preferred Stock authorized is 5, 000,000.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ___ day of December, 2008.

CALYPTE BIOMEDICAL CORPORATION
By:
Title:	President & Chief Executive Officer
Name:	Donald N. Taylor

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